UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  )

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HYCROFT MINING HOLDING CORPORATION

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

HYCROFT MINING HOLDING CORPORATION

PO Box 3030

Winnemucca, NV 89446

To the Stockholders of Hycroft Mining Holding Corporation:

You are cordially invited to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Hycroft Mining Holding Corporation (“Hycroft”) to be held virtually on Thursday, May 7, 2026, at 11:30 a.m., Eastern Time, to consider and vote upon the following proposals to:

1.	Elect five directors to serve on Hycroft’s Board of Directors (the “Board”) until the 2027 annual meeting of stockholders or until their successor is elected and qualified;

2.	Ratify the Audit Committee’s appointment of Baker Tilly US, LLP (“Baker Tilly”) to serve as Hycroft’s independent registered public accounting firm for the year ending December 31, 2026; and

3.	Transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The Board unanimously recommends a vote “FOR” the election of each of the director nominees, “FOR” the approval of the Incentive Plan, and “FOR” the ratification of Baker Tilly to serve as our independent registered public accounting firm.

The Board has fixed the close of business on March 13, 2026, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement(s) or adjournment(s) thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement(s) or adjournment(s) thereof.

Your vote is important. Please carefully read the proxy statement and accompanying Notice of Annual Meeting for more complete information on matters to be considered at the Annual Meeting.

If you have any questions regarding the accompanying proxy materials, you may contact Morrow Sodali LLC, our proxy solicitor, toll-free at (800) 607-0088 or email at hymc.info@investor.morrowsodali.com.

By Order of the Board,

Thomas S. Weng
Chairman of the Board
March 25, 2026

IMPORTANT

Whether or not you expect to attend the Annual Meeting virtually, we strongly encourage you to designate the proxies and direct them on how to vote your shares via the Internet, mobile device, or mail as described in the proxy materials. If you hold shares through a brokerage or bank, you must instruct them how to vote your shares.

HYCROFT MINING HOLDING CORPORATION

PO Box 3030

Winnemucca, NV 89446

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 7, 2026

To the Stockholders of Hycroft Mining Holding Corporation:

NOTICE IS HEREBY GIVEN that the 2026 annual meeting of stockholders (the “Annual Meeting”) of Hycroft Mining Holding Corporation, a Delaware corporation (“Hycroft” or the “Company”), will be held virtually on Thursday, May 7, 2026, at 11:30 a.m., Eastern Time, to consider and vote upon the following proposals to:

1.	Elect five directors, each to serve on Hycroft’s Board of Directors (the “Board”) until the 2027 annual meeting of stockholders or until their successor is elected and qualified;

2.	Ratify the Audit Committee’s appointment of Baker Tilly US, LLP (“Baker Tilly”) to serve as Hycroft’s independent registered public accounting firm for the year ending December 31, 2026; and

3.	Transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on March 13, 2026, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof. Each share of the Company’s common stock entitles the holder thereof to one vote. We will furnish proxy materials to our stockholders via the Internet. Accordingly, we are mailing our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials will provide instructions on accessing the attached proxy statement and our annual report to stockholders for the fiscal year ended December 31, 2025, via the Internet and how to vote online. The Notice of Internet Availability of Proxy Materials contains instructions on obtaining printed proxy materials.

We are holding our Annual Meeting virtually this year. To attend the Annual Meeting, you must register at https://www.cstproxy.com/hycroftmining/2026 by 11:59 p.m., Eastern Time, on May 6, 2026. The Annual Meeting is accessible by using the invitation provided upon registration, where you can listen to the Annual Meeting live, submit questions, and vote online. We encourage you to access the Annual Meeting before the start time of 11:30 a.m., Eastern Time, on May 7, 2026. Please allow ample time for online check-in, beginning at 11:00 a.m., Eastern Time, on May 7, 2026. A complete list of stockholders entitled to vote at the Annual Meeting will be available on the Annual Meeting website above using the Virtual Control Number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. We encourage you to vote your shares before the Annual Meeting. You are urged to review the information in the enclosed proxy statement carefully before deciding how to vote your shares.

You may also access our proxy materials at the following website: https://www.cstproxy.com/hycroftmining/2026. If you have any questions regarding the accompanying proxy materials, you may contact Morrow Sodali LLC, our proxy solicitor, toll-free at (800) 607-0088 or email at hymc.info@investor.sodali.com.

By Order of the Board,

Rebecca A. Jennings
General Counsel
March 25, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 2026

This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2025, are available at https://www.cstproxy.com/hycroftmining/2026

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PROXY STATEMENT

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HYCROFT MINING HOLDING CORPORATION

PO Box 3030

Winnemucca, NV 89446

PROXY STATEMENT

2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 7, 2026

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Hycroft Mining Holding Corporation, a Delaware corporation (“Hycroft,” the “Company,” or “we”), to be voted at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment(s) or postponement(s) thereof. The Annual Meeting is scheduled to take place virtually on Thursday, May 7, 2026, at 11:30 a.m. Eastern Time for the purposes contained in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement?

The Board is soliciting proxies for the Annual Meeting, which will be held virtually on Thursday, May 7, 2026, at 11:30 a.m., Eastern Time. The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly compensated executive officers, and other required information. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Form 10-K”), is available to review with this Proxy Statement. The notice of the Annual Meeting will be distributed to our stockholders on or about March 25, 2026. For those who have requested it, a paper copy of this Proxy Statement and the accompanying proxy form will also be provided.

What proposals will be voted on at the Annual Meeting?

The two matters scheduled to be voted on at the Annual Meeting are:

1.	The election of five directors to serve on Hycroft’s Board until the 2027 annual meeting of stockholders or until their successor is elected and qualified; and

2.	The ratification of the Audit Committee’s appointment of Baker Tilly US, LLP (“Baker Tilly”) to serve as Hycroft’s independent registered public accounting firm for the year ending December 31, 2026.

In addition, such other business as may properly come before the Annual Meeting, or any adjournment(s) or postponement(s) thereof, may be voted on.

When is the Annual Meeting?

The Company’s Annual Meeting will be held online on Thursday, May 7, 2026, at 11:30 a.m. ET. To attend the Annual Meeting, you must register at https://www.cstproxy.com/hycroftmining/2026 by 11:59 p.m., Eastern Time, on May 6, 2026. The Annual Meeting is accessible by using the invitation provided upon registration.

Who is asking me for my vote?

The Company is soliciting your proxy on behalf of the Board. We will pay the cost of soliciting proxies for the Annual Meeting, including preparing and mailing the Notice of Internet Availability of Proxy Materials (“Notice”) and this Proxy Statement. The Company has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Annual Meeting. The Company will pay Morrow Sodali LLC a fee of $12,500. In addition, the Company may pay Morrow Sodali LLC a per stockholder fee to solicit holders of record as well as non-objecting beneficial owners (NOBOs). The Company will also reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses. Our directors and officers may also solicit proxies by telephone, facsimile, mail, Internet, or in person. They will not be paid any additional amounts for soliciting proxies. The Company will reimburse banks, brokers, and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company’s common stock for their expenses in forwarding soliciting materials to beneficial owners of the common stock and in obtaining voting instructions from those beneficial owners.

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Who is entitled to vote?

The holders of shares of common stock as of March 13, 2026 (the “Record Date”) are entitled to attend and vote on matters presented at the Annual Meeting. However, a stockholder may only vote his, her, or its shares if he, she, or it is present virtually or is represented by proxy at the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a complete printed set?

Under the Securities and Exchange Commission (“SEC”) rules, the Company provides access to its proxy materials via the Internet. Accordingly, the Company is mailing a Notice to stockholders of record and beneficial owners. All stockholders can access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials. Instructions on accessing the proxy materials via the Internet or to request a printed set are in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Where can I view the proxy materials on the Internet?

The Notice provides instructions on how to view proxy materials for the Annual Meeting on the Internet and how to instruct the Company to send future proxy materials to you by email. You can view the proxy materials for the Annual Meeting online at https://www.cstproxy.com/hycroftmining/2026.

How do I vote my shares at the virtual Annual Meeting?

If you hold shares of common stock as the stockholder of record as of the Record Date, you have the right to vote those shares at the Annual Meeting. If you are a beneficial owner and hold shares of common stock in street name as of the Record Date, you may vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm, or other nominee and are not required to take any additional action to obtain a legal proxy. Please follow the instructions at https://www.cstproxy.com/hycroftmining/2026 to vote your shares during the Annual Meeting, whether you hold your shares of record or in street name. You will need the control number on your proxy card, voting instruction form, or Notice.

To attend the Annual Meeting virtually, you are required to register at https://www.cstproxy.com/hycroftmining/2026 by 11:59 p.m., Eastern Time, on May 6, 2026. The Annual Meeting is accessible by using the invitation provided upon registration. We encourage you to access the Annual Meeting before the start time of 11:30 a.m., Eastern Time, on May 7, 2026. Please allow ample time for online check-in, beginning at 11:00 a.m., Eastern Time, on May 7, 2026.

Even if you plan to attend the virtual Annual Meeting, we encourage you to submit a proxy card or voting instruction form for your shares in advance, so your vote will be counted should you later decide not to attend the virtual Annual Meeting.

How may I vote my shares without attending the Annual Meeting?

Even if you plan to attend the virtual Annual Meeting, we encourage you to submit a proxy or voting instructions before the Annual Meeting by the method or methods described below:

●	If you received a Notice by mail: You may access the proxy materials and voting instructions over the Internet via the web address provided in the Notice. To access the materials and submit your proxy or voting instructions, you will need the control number provided in the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions in the Notice or on the proxy voting website before 11:59 p.m., Eastern Time, on May 6, 2026.

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●	If you received the proxy materials by e-mail: You may access the proxy materials and voting instructions at the web address provided in the e-mail. You will need the control number set forth in the email to submit your proxy or voting instructions. You may submit your proxy or voting instructions by following the instructions in the e-mail or on the proxy voting website before 11:59 p.m., Eastern Time, May 6, 2026.
●	If you received the proxy materials by mail: You may submit your proxy or voting instructions by following the instructions provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions over the internet, mobile device, or mail, you will need the control number on the proxy card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope in time to be received before 11:59 p.m., Eastern Time, on May 6, 2026.

Can I change my vote after I have delivered my proxy?

Yes, you make revoke your proxy and change your vote at any time before voting concludes at the Annual Meeting by:

●	Providing another proxy, or using any of the available methods for voting, with a later date, before 11:59 p.m., Eastern Time, on May 6, 2026;
●	Notifying the Company’s Secretary in writing before the Annual Meeting that you wish to revoke your proxy; or
●	Voting your shares online at the Annual Meeting.

How many votes do I have?

Each share of common stock is entitled to one vote per share at the Annual Meeting. As of the close of business on the Record Date, 91,048,101 shares of common stock were outstanding and entitled to vote.

Can I see a list of stockholders?

Yes. You may examine a list of all record stockholders (as of the Record Date) by requesting a list from the Secretary of the Company at least 10 days before the Annual Meeting or online during the Annual Meeting. To access the list during the Annual Meeting, please visit https://www.cstproxy.com/hycroftmining/2026 and enter the control number provided on the proxy card you received from us, voting instruction form or Notice.

What constitutes a quorum?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the Annual Meeting if 33% of the issued and outstanding shares entitled to vote are represented in person (virtually) or by proxy at the Annual Meeting.

As of the Record Date for the Annual Meeting, 30,045,874 shares of common stock would be required to achieve a quorum. As discussed below, broker non-votes and proxies marked “ABSTAIN” are counted to determine whether a quorum is present.

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What vote is required to approve the proposals presented at the Annual Meeting?

Proposal No. 1: Election of Directors. Directors are elected by a plurality of votes cast by stockholders present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon, meaning that the five director nominees who receive the highest number of shares voted “FOR” their election are elected. You may vote “FOR” or “WITHHOLD” authority to vote for each of the director nominees. If you “WITHHOLD” authority to vote with respect to one or more director nominees, your vote will not affect the election of such nominees. Broker non-votes will not affect the election of director nominees. Notwithstanding this plurality election standard, the Company has adopted a majority voting standard. Under the majority voting standard, any director in an uncontested election who receives more “withheld” votes than votes “for” their election must tender their resignation. The Nominating and Governance Committee will consider such offered resignation and recommend an action to the full Board, which will determine whether to accept or reject that resignation. For more information about the majority voting standard, see “Proposal No. 1—Election of Directors—Vote Required for Approval.”

Proposal No. 2: Ratification of the Appointment of Independent Registered Public Accounting Firm. Adoption of Proposal No. 2 requires an affirmative vote of the majority of the votes cast by the stockholders present and in person (virtually) or represented by proxy and entitled to vote on the matter. You may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting concerning Proposal No. 2. If you vote “ABSTAIN” from voting on Proposal No. 2, your vote will not affect the proposal.

Brokers who have transmitted proxy materials to customers may vote the shares of customers who fail to provide voting instructions on “routine matters” but not on “non-routine matters.” When a broker’s customer does not provide the broker with voting instructions on non-routine matters, the broker cannot vote on those matters and instead reports the number of such shares as broker “non-votes.” Broker non-votes count as “present” to determine the presence of a quorum for the transaction of business, but they are not counted as shares cast.

The election of directors (Proposal No. 1) is considered to be non-routine matters, and therefore, if you hold your shares in street name through a broker, you must cast your vote if you want it to count with respect to Proposal No. 1. The ratification of the appointment of our independent registered public accounting firm (Proposal No. 2) is a routine matter, so brokers will have discretion to vote any uninstructed shares on Proposal No. 2.

What are the recommendations of the Company’s Board?

The Board recommends that stockholders vote:

●	“FOR” election of each of the director nominees in Proposal No. 1; and

●	“FOR” the ratification of the selection of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2026, as described in Proposal No. 2.

What happens if I sell my shares of common stock before the Annual Meeting?

The Record Date for the Annual Meeting is earlier than the date of the Annual Meeting. If you transfer your shares of common stock after the Record Date, but before the Annual Meeting, unless you grant a proxy to the transferee, you will retain your right to vote such transferred shares at the Annual Meeting.

Who will count the votes?

A Continental Stock Transfer & Trust Company representative, our transfer agent and registrar, will count the votes and act as the election inspector for the Annual Meeting.

What if additional matters are presented at the Annual Meeting?

We do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement. If any other business is presented at the Annual Meeting, your properly executed proxy gives authority to Diane R. Garrett, our President, Chief Executive Officer, and Director, and Stanton K. Rideout, our Executive Vice President and Chief Financial Officer, to vote on such matters at their discretion.

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Where can I find the voting results from the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also publish the final results in a Current Report on Form 8-K with the SEC within four business days after the date of the Annual Meeting.

How can I obtain information about the Company?

A copy of our 2025 Form 10-K, as well as subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed or furnished with the SEC, are available on our website at www.hycroftmining.com. Stockholders may also obtain a free copy of our 2025 Form 10-K, including the financial statements and the financial statement schedules, by visiting our website or by sending a request in writing to our Investor Relations Department at info@hycroftmining.com.

What should I do if I receive more than one set of voting materials?

Stockholders may receive more than one set of voting materials, including multiple copies of this Proxy Statement, multiple Notices of Internet Availability of Proxy Materials, proxy cards, or voting instruction cards. If (1) you are a holder of record and your shares are registered in more than one name, (2) you own shares both as a holder of record and beneficially at a broker, or (3) if you hold shares beneficially through multiple brokers, you could receive more than one Notice, proxy card or voting instruction card. Please complete, sign, date, and return each proxy card and voting instruction card you receive to cast a vote regarding all of your shares of common stock.

Who can help answer my questions?

If you have questions about this Proxy Statement, the proposals to be voted on at the Annual Meeting, or how to vote your shares of common stock, please contact our Investor Relations Department at info@hycroftmining.com. Alternatively, you may mail your request to Investor Relations Department, Hycroft Mining Holding Corporation, PO Box 3030, Winnemucca, NV 89446.

To request additional copies of these proxy materials, contact our Investor Relations Department at the address or email address above. For timely delivery of additional sets of materials, stockholders must request the materials no later than five business days before the Annual Meeting.

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PROPOSAL NO. 1—ELECTION OF DIRECTORS

Overview

Our Board currently consists of six members: Diane R. Garrett, Ph.D., Sean D. Goodman, Michael J. Harrison, Stephen A. Lang, David C. Naccarati, and Thomas S. Weng. As discussed below, under “Corporate Governance - Director Independence,” five of our current Board members (Messrs. Goodman, Harrison, Lang, Naccarati, and Weng are “independent” as determined under the listing standards of the Nasdaq Stock Market, LLC (“Nasdaq”).

Our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), provides that directors are elected to hold office until the next annual meeting of stockholders and until his or her successor has been elected, subject however, to such director’s earlier death, resignation, retirement, disqualification or removal. Vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Alternatively, the Board, at its option, may reduce the number of directors, provided that no decrease in the number of directors constituting the Board shall shorten the term of any incumbent director. Directors chosen to fill newly created directorships hold office for a term expiring at the next annual meeting of stockholders and until his or her successor has been elected and qualitied, subject however, to such director’s earlier death, resignation, retirement, disqualification or removal.

The Board has nominated five of its current directors for election at the Annual Meeting:

Diane R. Garrett, Ph.D.

Sean D. Goodman

Michael J. Harrison

David C. Naccarati

Thomas S. Weng

Current director, Mr. Lang, informed the Company he would not stand for reelection due to health reasons and will serve the remainder of his term, which will expire at the Annual Meeting. The Board thanks Mr. Lang for his many contributions and valuable insight to the Board. As a result of the foregoing, the Board has approved resolutions to reduce the number of directors on the Board from six to five, with such change to be effective in conjunction with the Annual Meeting.

Each director nominee has consented to be named in this Proxy Statement and to serve as a director if elected. If any nominee is unable to stand for election for any reason, the shares of common stock represented at the Annual Meeting may be voted for another candidate proposed by our Board, or our Board may choose to reduce its size.

Vote Required for Approval

If a quorum is present, directors are elected by a plurality of the votes cast by stockholders present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 1. Votes marked “FOR” a nominee will count in favor of that nominee. Abstentions and broker non-votes will be counted for purposes of determining a quorum but will not be counted for purposes of the election of directors. Therefore, abstentions and broker non-votes will not affect Proposal No. 1. Brokers do not have the discretion to vote any uninstructed shares over the election of directors. Therefore, the Board urges you to complete your proxy card or voting instruction card and indicate your vote on Proposal No. 1.

The Board has adopted a majority voting policy within its Corporate Governance Guidelines (available to download from the Company’s website at http://www.hycroftmining.com). Under the majority voting policy, in uncontested elections, any nominee for director who receives a greater number of votes “withheld” from their election than votes “for” such election shall promptly tender their resignation to the Board. The Nominating and Governance Committee shall promptly consider the resignation offer and recommend to the full Board action concerning that tendered resignation. The possible actions include accepting the resignation; maintaining the director but addressing the underlying cause of the “withheld” votes; not nominating the director in the future; rejecting the resignation; or any other action such committee deems appropriate and in the best interests of the Company. In considering what recommendation to make to the Board, the Nominating and Governance Committee will consider all relevant factors, including any stated reasons why stockholders “withheld” votes for the director’s election; the length of service and qualifications of the director; the overall composition of the Board; the director’s contributions to the Company; the mix of skills and backgrounds on the Board; and whether accepting the resignation would cause the Company to fail to meet any applicable requirements of the SEC, Nasdaq, or the Company’s Corporate Governance Guidelines. The Board will act on the Nominating and Governance Committee’s recommendation no later than 90 days following certification of the stockholder vote at the Annual Meeting. The Company will promptly disclose the Board’s decision concerning the tendered resignation in a Current Report on Form 8-K filed with the SEC. Any director who tenders their resignation under the majority vote policy may not participate in committee or Board deliberations or actions taken concerning the tendered resignation.

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Nominees for Election to our Board of Directors at the 2026 Annual Meeting

Below is information relating to each director nominee, including their current ages, and a brief overview of their business experience.

Name	Age	Position(s)
Diane R. Garrett, Ph.D.	66	Director, President, and Chief Executive Officer
Sean D. Goodman	60	Director
Michael J. Harrison	54	Director
David C. Naccarati	73	Director
Thomas S. Weng	57	Chairman of the Board

The Board determined that four of the five director nominees (Messrs. Goodman, Harrison, Naccarati, and Weng) are “independent directors” under Nasdaq listing standards, as discussed in detail below under “Director Independence.”

Summary of Director Nominee Qualifications and Experience

Competency	Garrett	Goodman	Harrison	Naccarati	Weng

Senior Executive	●	●	●	●	●
(Experience in the highest level of management responsible for setting and achieving organizational objectives, strategic planning, and overall decision-making)
Other Public Company Directorships	●	●	●		●
(Experience sitting on public company boards)
Mining Industry	●		●	●	●
(Technical and leadership experience in listed mining companies (whether Canadian or US) of similar size, with similar operational assets and developing projects)
Financial Literacy	●	●	●	●	●
(Knowledge of financial accounting and reporting, internal financial controls, including the ability to critically assess the financial viability and performance of the organization)
Capital Management	●	●	●		●
(Experience in capital management strategies, including debt financing and capital raisings)
Technical Mining, Engineering or Geology & Innovation	●		●	●
(Background or experience overseeing and innovating the technical engineering or geology aspects of mining)
Mine Development/Operating	●		●	●
(Experience overseeing the development of mines and/or daily operations)
Business Development	●	●	●	●	●
(Experience in identifying and implementing growth opportunities and creating long-term value for the organization from investors, markets, and relationships)
Permitting/Regulatory	●		●	●	●
(Experience relating to regulatory approvals and permitting needed in connection with mining operations and development)
Legal	●	●			●
(Experience overseeing significant legal matters at an organization including stockholder lawsuits/threats and/or government investigations)

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Competency	Garrett	Goodman	Harrison	Naccarati	Weng

Human Resources	●	●	●	●	●
(Experience with appointment and evaluation of senior executives as well as overseeing strategic human resource management including workforce planning, employee relations and organizational change)
Compensation	●	●	●	●	●
(Experience on compensation committees of public companies; analyzing and setting executive compensation while balancing risks, incentives, and investor relations)
Health, Safety, Environmental, Sustainability	●	●	●	●	●
(Experience related to health, safety, environmental, social responsibility and sustainability initiatives and their impact on the organization/investor relations)
Corporate Governance	●	●	●	●	●
(Knowledge of best practice governance standards)
Government/Regulatory/Political	●	●	●	●	●
(Experience in public and regulatory policies and management of impact on industry and the organization)
First Nations/Community Relations	●		●	●
(Experience with public relations relating to native peoples)
Information Technology and Innovation		●		●	●
(Experience with IT security/breaches and/or knowledge of the strategic use and governance of information technology and innovation)
Strategic Planning	●	●	●	●	●
(Ability to identify and critically assess opportunities and threats and develop effective strategies to achieve the organization’s visions and objectives.)
Risk Management	●	●	●	●	●
(Ability to identify key risks to the organization, and monitor risk and compliance management frameworks and systems)

Diane R. Garrett, Ph.D. began serving as our President and Chief Executive Officer and a director on September 8, 2020, was Acting Chair of the Board from December 15, 2021, through April 8, 2022, and is a member of the Board. From June 2016 until her appointment with the Company, Ms. Garrett was the President and Chief Executive Officer of Nickel Creek Platinum Corp. (“NCP”), a mining exploration and development company listed on the Toronto Stock Exchange and the OTCQB Market. She has over 30 years of senior management and financial expertise in natural resources. Before joining NCP, she held the position of President and Chief Executive Officer and a director of Romarco Minerals Inc. (“Romarco”) from November 2002 until October 2015, taking the multi-million-ounce Haile Gold Mine project from discovery to construction. OceanaGold, Inc. acquired Romarco in 2015, at which time Ms. Garrett became a director and consultant to OceanaGold, Inc. before joining NCP in June 2016. Before that, she held numerous senior positions in public mining companies, including VP of Corporate Development at Dayton Mining Corporation and VP of Corporate Development at Beartooth Platinum Corporation. Early in her career, Ms. Garrett was the Senior Mining Analyst and Portfolio Manager in the precious metals sector with US Global Investors. Ms. Garrett received her Ph.D. in Engineering and Masters in Mineral Economics from the University of Texas at Austin. The Board determined Ms. Garrett should serve as a director due to her technical expertise and background as a senior executive in mining companies; her significant experience with permitting, developing, and constructing gold mines in addition to capital markets; as well as her success in moving a precious metals mining company from the development stage to the successful producer stage. Ms. Garrett served as a director of Novagold Resources Inc., a mineral exploration company operating in the gold mining industry (NYSE American: NG; TSE: NG), from May 2018 to June 2025, and as a director of Ausenco PYT Ltd., a privately held global engineering firm, from November 2020 to January 2025.

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Sean D. Goodman has been a member of our Board since April 8, 2022, and serves on the Audit (Chair), Nominating and Governance, and Compensation Committees. Mr. Goodman is the Executive Vice President and Chief Financial Officer of AMC Entertainment Holdings, Inc. (NYSE: AMC) and has served in this position since February 2020. Prior to joining AMC, Mr. Goodman was Chief Financial Officer of Asbury Automotive Group, Inc. (NYSE: ABG) from July 2017 to November 2019 and the Chief Financial Officer of Unifi, Inc. (NYSE: UFI) from January 2016 to June 2017. Earlier in his career, Mr. Goodman served in various senior strategy and finance roles at The Home Depot, Inc. (NYSE: HD). Mr. Goodman began his career as an investment banker with Morgan Stanley (NYSE: MS) and in various consulting and public accounting positions with Deloitte LLP. Mr. Goodman has a Master of Business Administration degree from The Harvard Business School and a Bachelor of Business Science degree (with honors) from the University of Cape Town in South Africa. Mr. Goodman is a certified public accountant. The Board has determined that Mr. Goodman’s financial, strategic, capital markets and information technology skills and experience as a chief financial officer of a publicly traded company add valuable insight and experience to the Board.

Michael J. Harrison has been a member of our Board since May 29, 2020, and is a member of the Safety and Technical Committee (Chair), the Nominating and Governance Committee and the Environmental, Social, and Governance Committee. Since January 2, 2020, Mr. Harrison has served as Managing Partner of Sprott Resource Streaming and Royalty and Managing Director of Sprott, Inc. Since January 2, 2020, Mr. Harrison has served as the CEO of Sprott Resource Streaming and Royalty Corp. From May 7, 2019, to June 23, 2020, Mr. Harrison served as Interim President and Chief Executive Officer of Sprott Resource Holdings Inc. (“SRHI”) and before such date served as a Managing Director in the mining and metals group of SRHI since February 2017. Before joining SRHI, he was president and CEO of Adriana Resources Inc. from October 2015 to February 2017 and Vice President, Corporate Development for Coeur Mining Inc. from February 2011 to August 2015. Since September 2025, Mr. Harrison has served on the Board of Premier American Uranium (TSXV: PUR, OTCQB: PAUIF). Mr. Harrison previously served on the Board of Directors of Corsa Coal Corp. (TSXV: CSO) from March 2011 to March 2017 and on the board of directors of Macusani Yellowcake (TSXV: PLU) from May 2011 to January 2013. Mr. Harrison also served as a member of the Board of Directors of Hycroft Mining Corporation (“HMC”), the Company’s predecessor, from December 2017 until the May 29, 2020, recapitalization transaction with HMC. He also previously worked for Cormark Securities Inc. and National Bank Financial in the mining investment banking groups raising funds and providing mergers and acquisition advice to listed and private mining companies. Previously, Mr. Harrison worked internationally for BHP Exploration Division as a Project Geophysicist. Mr. Harrison holds a B.Sc.E (Honours) in Geophysics from Queen’s University and an MBA (with Distinction) from the University of Western Ontario. Mr. Harrison brings over 30 years of executive, financial, and technical knowledge in the mining industry to our Board and adds a valuable perspective.

David C. Naccarati has been a member of our Board since May 2021 and is a member of the Audit Committee, Environmental, Social, and Governance Committee (Chair), and the Safety and Technical Committee. Mr. Naccarati has more than 45 years of experience in the mining industry. He currently serves as an independent consultant to the mining industry. He was a founding partner of Cupric Canyon Capital, LLC, a private equity firm focused on acquiring and developing mining properties. He served as a member of its board of directors from 2010 to 2019. Mr. Naccarati was a senior management team member for Phelps Dodge Corporation (“Phelps Dodge”), a publicly traded mining and manufacturing company, from 2004 to 2007, including serving as president of the Phelps Dodge Mining Company, a division of Phelps Dodge. Mr. Naccarati also served as an adjunct professor in the Mining and Geological Engineering Department at the University of Arizona from 2009 to 2011. Mr. Naccarati received a degree in Mining Engineering from the University of Arizona and an MBA from the Sloan School of Management (MIT). Mr. Naccarati is well qualified to serve as a member of our Board due to his significant safety, technical, and operational experience in the mining industry.

Thomas S. Weng has been a member of our Board since May 29, 2020, and is a member of the Compensation Committee (Chair), the Audit Committee, and the Environmental, Social, and Governance Committee. Mr. Weng served as our Lead Independent Director from December 15, 2021, until his appointment as Chairman of the Board on January 15, 2025. Mr. Weng has more than 35 years of experience in the financial services sector and is a Co-Founding Partner with Alta Capital Partners, a provider of advisory and consulting services (since February 2011). From February 2007 to January 2011, Mr. Weng was a Managing Director at Deutsche Bank and Head of Equity Capital Markets for Metals and Mining throughout the Americas and across all industry segments for Latin America. Prior to 2007, he held various senior positions at Pacific Partners, an alternative investment firm, Morgan Stanley and Bear Stearns. Mr. Weng currently sits on the board of International Tower Hill Mines and Jaguar Mining Inc. Mr. Weng graduated from Boston University with a Bachelor of Arts in Economics. Mr. Weng is well qualified to serve as a member of our Board because of his extensive knowledge of strategic planning, mergers and acquisitions, finance, and mining.

Recommendation

The Board recommends that stockholders vote “FOR” the election of each of the five director nominees set forth above in this Proxy Statement.

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BOARD AND CORPORATE GOVERNANCE MATTERS

Under our Certificate of Incorporation, the size of our Board shall be at least one member, or a larger number as may be fixed from time to time by resolution of a majority of the directors then in office. Our Board has approved a reduction in the size of the Board from six to five members, effective in conjunction with the 2026 Annual Meeting of Stockholders. Accordingly, only five nominees are standing for election at the Annual Meeting. Director Lang will not stand for re-election, and his term will expire at the conclusion of the Annual Meeting. The Board wishes to express its gratitude to each Mr. Lang for his many years of service and valuable contributions to the Company.

Members of our Board serve one-year terms and hold office until the next annual meeting of stockholders when their respective successors are duly elected and qualified, or until their earlier resignation, retirement, disqualification, or removal. The committee memberships reflected below are as of the date of this proxy statement. Following the Annual Meeting, the Board will review and, as appropriate, reconstitute its committees to reflect the election of directors at the Annual Meeting.

Committees of the Board of Directors

We have five standing committees: Audit, Compensation, Nominating and Governance, Safety and Technical Committee, and Environmental, Social, and Governance. Each committee is composed solely of independent directors. Each committee reports to the Board as it deems appropriate and as the Board may request. Each committees’ composition, duties, and responsibilities are set forth below.

Audit Committee

The current members of the Audit Committee are Sean D. Goodman (Chair), David C. Naccarati, and Thomas S. Weng. We expect that the Board will review committee memberships and chairs following the Annual Meeting, and that Audit Committee members will be named at that time.

In accordance with Nasdaq listing standards and applicable SEC rules, the Audit Committee must consist of at least three independent directors, each of whom is financially literate. Messrs. Goodman, Naccarati, and Weng are independent directors and each is financially literate. Mr. Goodman qualifies as an “audit committee financial expert” as defined under applicable SEC regulations.

Under its charter, the functions of the Audit Committee include:

●	The appointment, compensation, retention, replacement, and oversight of the work of the independent accounting firm engaged by the Company;

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●	The pre-approval of all audits and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by the Company;
●	Setting clear hiring policies for employees or former employees of the independent registered public accounting firm;
●	Obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;
●	Reviewing and approving any related party transaction required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC;
●	Discussing with management and the independent auditor, as appropriate, any audit problems or difficulties and management’s response, and our risk assessment and risk management policies, including our major financial risk exposure and steps taken by management to monitor and mitigate such exposure; and
●	Reviewing our financial reporting and accounting standards and principles, significant changes in standards or principles or their application, and the key accounting decisions affecting our financial statements, including alternatives to, and the rationale for, the decisions made.

Stockholders may access the current copy of our Audit Committee charter on our website at www.hycroftmining.com.

Compensation Committee

The current members of the Compensation Committee are Thomas S. Weng (Chair), Sean Goodman, and Stephen A. Lang. Mr. Lang will cease to be a director at the conclusion of the Annual Meeting. We expect that the Board will review committee memberships and chairs following the Annual Meeting, and that Compensation Committee members will be named at that time.

All members of the Compensation Committee are independent directors under applicable Nasdaq listing standards, and each qualifies as a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Under its charter, the functions of the Compensation Committee include the following:

●	Reviewing and approving annual corporate goals and objectives relating to the compensation of the Chief Executive Officer (“CEO”), evaluating the performance of the CEO considering those goals and reviewing and establishing the CEO’s annual compensation and participation levels in our equity compensation plans, and bases of participation; and
●	Reviewing and approving the evaluation process and compensation structure for the Company’s or its subsidiaries’ other officers annually; evaluating, reviewing, and recommending to our Board any changes to or additional stock-based and other incentive compensation plans; and recommending the inclusion of the Compensation Discussion and Analysis, if applicable, in the annual proxy statement and Annual Report on Form 10-K to be filed with the SEC.

In addition, the Compensation Committee conducts an annual in-depth, broad-scope, and detailed review of succession planning efforts at multiple levels of the management team. The Compensation Committee may delegate any or all of its functions to any of its members or any sub-set thereof, or other persons, from time to time as it sees fit to the extent permitted by the Company’s Bylaws and applicable governing law. For more information regarding the role of executive officers and the Compensation Committee’s compensation consultant in determining or recommending the amount or form of executive and director compensation, see “Executive Compensation” below.

The Compensation Committee also has sole authority to retain or obtain the advice of a compensation consultant, legal counsel, or other advisers. However, before engaging or receiving advice from a compensation consultant, external legal counsel, or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

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Stockholders may access the current copy of our Compensation Committee charter on our website at www.hycroftmining.com.

Nominating and Governance Committee

The current members of the Nominating and Governance Committee are Stephen A. Lang (Chair), Sean D. Goodman, and Michael J. Harrison. Mr. Lang will cease to be a director at the conclusion of the Annual Meeting. We expect that the Board will review committee memberships and chairs following the Annual Meeting, and that Nominating and Governance Committee members will be named at that time.

All members of the Nominating and Governance Committee are independent directors under applicable Nasdaq listing standards.

Under its charter, the functions of the Nominating and Governance Committee include the following:

●	Identifying individuals qualified to become Board members and recommending nominees to the Board of Directors for the next annual meeting of stockholders;
●	Recommending to the Board the corporate governance guidelines applicable to the Company;
●	Leading the Board in its annual review of the performance of (i) the Board; (ii) its committees; and (iii) management; and
●	Recommending to the Board nominees for each Board committee.

The Nominating and Governance Committee has sole authority to retain and terminate a search firm to identify director candidates and has sole authority to approve the search firm’s fees and other retention terms.

The Nominating and Governance Committee has not set specific minimum qualifications for director positions. Instead, after considering the Board’s current composition, the Nominating and Governance Committee reviews nominations for election or re-election to the Board based on a particular candidate’s merits and the Company’s needs. When evaluating candidates for nomination, the Nominating and Governance Committee considers an individual’s skills, diversity, independence, experience in areas that address the needs of the Board, and ability to devote adequate time to Board duties. The Nominating and Governance Committee does not specifically define diversity but values the diversity of experience, perspective, education, race, gender, and national origin as part of its annual evaluation of director nominees for election or re-election. When a new Board seat or a vacated Board seat is being filled, candidates who best meet the needs of the Board and the Company will be interviewed and evaluated by the Nominating and Governance Committee. Candidates selected by the Nominating and Governance Committee are recommended to the full Board of Directors.

While the Company maintains a plurality voting standard in director elections, it also adopted a majority voting standard. Under that standard, a director in an uncontested election who receives more “withheld” votes than votes “for” their election must tender their resignation. The Nominating and Governance Committee will consider such offered resignation and recommend an action to the full Board, which will determine whether to accept or reject that resignation.

Stockholders may access the current copy of our Nominating and Corporate Governance Committee charter on our website at www.hycroftmining.com.

Environmental, Social, and Governance Committee

The current members of the Environmental, Social, and Governance Committee (the “ESG Committee”) are David C. Naccarati (Chair), Michael J. Harrison, and Thomas S. Weng. We expect that the Board will review committee memberships and chairs following the Annual Meeting, and that ESG Committee members will be named at that time.

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All members of the ESG Committee are independent directors under applicable Nasdaq listing standards, and each qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act.

Under its charter, the functions of the ESG Committee include:

●	Monitoring and advising the Board on the Company’s risks and opportunities related to environmental, social and governance (“ESG”) issues, including on the Company’s response to sustainability and ESG-related incidents;
●	Reviewing and discussing with management the Company’s goals, strategies, and policies and procedures to address ESG risks and opportunities;
●	Monitoring and advising the Board on the Company’s performance related to its ESG goals, strategies, and policies and procedures;
●	Reviewing and approving the policies and procedures used to prepare ESG-related statements and disclosures, including preparation of the Company’s annual sustainability report;
●	Reviewing the Company’s government relations strategies and activities, including any political activities and contributions and lobbying activities; and
●	Reviewing the Company’s charitable programs and community investment activities.

Safety and Technical Committee

Michael J. Harrison (Chair), Stephen A. Lang, and David C. Naccarati are the Safety and Technical Committee members. Mr. Lang will cease to be a director.

Under its charter, the functions of the Safety and Technical Committee include the authority to:

●	Investigate any activity of the Company or its subsidiaries relating to health, safety, loss prevention and operational security, sustainable development, environmental affairs, public policy and relations with communities and civil society, government relations, human rights, and communication matters;
●	Review developmental, construction and operational activities; and
●	Retain outside counsel, experts and other advisors as the Safety and Technical Committee may deem appropriate in its sole discretion to assist the Company in fulfilling its responsibilities.

Director Independence

The Board has determined that Messrs. Goodman, Harrison, Naccarati, and Weng are “independent directors” under Nasdaq listing standards. The Board reviews independence annually and has also determined that each current member of the Company’s Audit Committee, Compensation Committee, and Nominating and Governance Committee is independent as defined under the applicable Nasdaq listing standards and SEC rules. The Board further determined that Mr. Goodman qualifies as an audit committee financial expert under applicable rules and guidance. In making these determinations, the Board found that none of the directors had a material or other disqualifying relationship with the Company.

In connection with the review and determination of the independence of directors, the Nominating and Governance Committee reviewed the relationship of Mr. Harrison to the various Sprott entities. Mr. Harrison is a Managing Director of Sprott, Inc. and the Managing Partner of Sprott Resource Streaming and Royalty (“SRSR”), an affiliate of Sprott Private Resource Lending II (CO), Inc., the payee under the Sprott Royalty Agreement. Under the Nasdaq independence rules, Nasdaq considers payments to or from a listed company in excess of 5% of the recipient’s gross revenues or $200,000, whichever is greater, a bar to the independence of a director if that director is a partner, controlling stockholder, or executive officer of such other party. In addition, certain institutional stockholder organizations, such as ISS, consider a transactional relationship to be material if the Company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5% of the recipient’s gross revenues. The Company’s annual payments to SRSR did not exceed the ISS test or the Nasdaq independence threshold. Therefore, any payments under the Sprott Royalty Agreement in 2025 did not preclude a finding of Mr. Harrison’s independence by the Board under Nasdaq rules or ISS guidelines.

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Board and Committee Meetings

During the year ended December 31, 2025, the Board held 22 meetings and acted by unanimous written consent five times. The Audit Committee held four meetings. The Compensation Committee held five meetings. The Nominating and Governance Committee held four meetings. The ESG Committee and Safety and Technical Committee held two and six meetings, respectively. During 2025, each director attended more than 75% of the combined meetings of the Board and each committee on which he or she served. During 2025, we also maintained a Special Committee of the Board, which met 12 times.

Stockholder Meetings

The Company expects its directors to attend its meetings of stockholders. All the Company’s directors attended the 2025 annual meeting.

Director Compensation

The Compensation Committee and Board of Directors approved the following initial annual director compensation arrangements, for non-employee directors:

■	an annual cash retainer of $55,000;

■	annual committee chair fees of $12,500 for the Audit Committee, $10,000 for the Safety and Technical Committee and ESG Committee, and $7,500 for each of the Nominating and Governance Committee and the Compensation Committees;

■	annual committee member fees of $5,000 for the Audit Committee, $4,000 for the Safety and Technical Committee and ESG Committee, and $2,500 for each of the Nominating and Governance Committee and the Compensation Committee; and

■	$75,000 in annual equity awards in the form of restricted stock units (“RSUs”).

In addition, the Compensation Committee approved (i) an initial $50,000 equity award in the form of RSUs for each non-employee director upon their initial appointment to the Board; (ii) an annual $10,000 cash retainer for the independent Lead Director; and (iii) an annual $70,000 retainer for a non-employee independent Chairman of the Board of which $25,000 is payable in cash and $45,000 payable in RSUs. The equity awards are generally granted to each non-employee director following the Company’s annual meeting of stockholders unless otherwise determined by the Compensation Committee.

In 2026, the Compensation Committee engaged Meridian to provide independent advice on executive officer and director compensation matters. The Compensation Committee and Board of Directors, utilizing the compensation consultant’s report and after discussion and review approved the following 2026 initial annual director compensation arrangements for non-employee directors:

■	An annual cash retainer of $60,000;

■	Annual committee chair fees of $20,000 for the Audit Committee, $15,000 for the Safety and Technical Committee, $12,000 for the ESG and Nominating and Governance Committees, and $14,000 for the Compensation Committee;

■	Annual committee member fees of $5,000 for the Audit Committee, Safety and Technical Committee, and Compensation Committee, $4,000 for the ESG Committee and the Nominating and Governance Committee and the Compensation Committee; and

■	$120,000 in annual equity awards in the form of restricted stock units (“RSUs”).

In addition, the Compensation Committee approved (i) an initial $90,000 equity award in the form of RSUs for Sean Goodman, and $50,000 equity award in the form of RSUs for all other non-employee directors upon their initial appointment to the Board; (ii) an annual $50,000 retainer for the independent Lead Director of which $20,000 is payable in cash and $30,000 is payable in the form of RSUs; and (iii) an annual $125,000 retainer for a non-employee independent Chairman of the Board of which $40,000 is payable in cash and $85,000 in the form of RSUs.

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The following table sets forth information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2025:

2025 Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Stephen A. Lang	81,313	75,000	156,313
David C. Naccarati	79,625	75,000	154,625
Michael J. Harrison	67,500	75,000	142,500
Thomas S. Weng	99,173	120,000	219,173
Marni Wiehofer	73,750	75,000	148,750
Sean D. Goodman/AMC	70,250	75,000	145,250

(1)	Amounts reflect the annual cash retainers that the non-employee directors earned for their service in respect of 2025 under our non-employee director compensation policy.

(2)	Amounts reflect the aggregate grant date fair value as computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, assuming no forfeitures. These amounts reflect accounting values, and do not necessarily correspond to the actual value that the non-employee directors will realize. As of December 31, 2025, each non-employee director had the following outstanding unvested RSUs. The Company has not granted stock options.

Name	No. of Unvested RSUs Held as of December 31, 2025
Stephen A. Lang(1)	11,981
David C. Naccarati	11,981
Michael J. Harrison	11,981
Thomas S. Weng(2)	19,170
Marni Wieshofer	11,981
Sean D. Goodman (AMC)	11,981

(1)	Mr. Lang elected to defer conversion of 3,378 RSUs awarded for his initial director equity grant and 2021 annual director equity grant, to the extent they vest, until the date of his separation from service as a Board member. He additionally elected to defer conversion of 35,928 RSUs, awarded on May 23, 2024 as part of his annual director compensation, to the extent they vest, until the date of his separation from service as a Board member, as well as 11,981 awarded on June 30, 2025

(2)	Mr. Weng elected to defer conversion of 673 RSUs awarded for this initial director grant, 2,700 RSUs awarded for his 2021 l director equity grant, 22,455 RSUs awarded for this 2024 grant, and 19,169 for his 2025 annual director equity grant, to the extent they vest, until the date of his separation from service as a Board member.

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Code of Ethics

We have adopted a Code of Ethics applicable to our directors, executive officers, and employees that complies with SEC and Nasdaq rules and regulations. The Code of Ethics codifies the business and ethical principles that govern all aspects of the Company’s business. A copy of our Code of Ethics has been posted on our website at www.hycroftmining.com. It is also available free of charge upon written request to our Corporate Secretary at c/o Hycroft Mining Holding Corporation, PO Box 3030, Winnemucca, NV 89446. The Company intends to disclose any amendments to or waivers of certain provisions of its Code of Ethics on its website.

Compensation Recovery Policy

The Company has adopted, maintains and operates a compensation recovery policy (the “Clawback Policy”) in compliance with SEC and Nasdaq rules and regulations. The Clawback Policy provides that in the event we are required to prepare an “Accounting Restatement” (as defined in the Clawback Policy), we shall, subject to certain limited exceptions as described in the Clawback Policy, recover certain incentive-based compensation from executive officers who are or have been designated as an “officer” by the Board in accordance with Exchange Act Rule 16a-1(f). Compensation that shall be recovered under the Clawback Policy generally includes “Incentive-Based Compensation” (as defined in the Clawback Policy) received during the three-year period prior to the “Accounting Restatement Determination Date” (as defined in the Clawback Policy) that exceeds the amount that otherwise would have been received by the “officer” had such compensation been determined based on the restated amounts in the financial restatement. Under the Clawback Policy, “Incentive-Based Compensation” includes any compensation that is granted, earned, or vested based, in whole or in part, upon the attainment of a Financial Reporting Measure (as defined in the Clawback Policy).

Insider Trading Policy

The Company has adopted an Insider Trading Policy governing transactions in our securities by our directors, officers and employees that we believe is reasonably designed to promote compliance with the applicable laws, rules and regulations of the SEC and Nasdaq. The Company also follows these procedures for the repurchase of its securities. The foregoing summary of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Insider Trading Policy, a copy of which can be found as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Hedging and Pledging Policy

The Company has adopted a policy regarding the ability of certain persons to hedge, pledge or otherwise limit their exposure to the Company’s securities. The policy applies to (i) the Company’s directors and executive officers (“Company Insiders”); (ii) employees who regularly come into possession of material non-public information about the Company in the course of their duties (together with the Company Insiders, the “Covered Persons”); (iii) any Covered Person’s spouse, other people living in a Covered Person’s household, and minor children; and (iv) entities over which any Covered Person exercises control. Under the policy, each of such persons is prohibited from engaging in the following transactions in the Company’s securities unless the Company’s Chief Financial Officer grants advance approval:

✔	Short-term trading. Company Insiders who purchase Company securities may not sell any Company securities of the same class for at least six months after the purchase;
✔	Short sales. Covered Persons may not sell the Company’s securities short;
✔	Options trading. Covered Persons may not buy or sell puts or calls, or other derivative securities on the Company’s securities;
✔	Trading on margin or pledging. Company Insiders may not hold Company securities in a margin account or pledge Company securities as collateral for a loan; and
✔	Hedging. Covered Persons may not enter into hedging or monetization transactions or similar arrangements relating to Company securities. This provision is not construed to limit a Covered Person’s ability to enter into market hedges not tied to the Company’s securities, including transactions to hedge commodity (gold and silver) exposure.

Board Oversight of Risk Management

The Board of Directors considers oversight of the Company’s risk management efforts, including enterprise risk management, to be a responsibility of the entire Board (as reported by and through the appropriate committee in the case of risks under the purview of a particular committee). Management regularly updates the full Board on major Company initiatives, strategies, and related risks. At least annually, management reviews with the Board risks to the enterprise and efforts to address them. In addition, presentations are made in the ordinary course at scheduled Board meetings regarding operations, finance, market trends, and the various other risks that the Company faces. On an ongoing basis, the various committees of the Board address risk in the areas germane to their scope. For example:

●	The Safety and Technical Committee oversees risks in the areas of safety and environmental compliance through an ongoing dialog with management, plays a role in operational risk management, including policy and regulatory risk, and oversees risk associated with managing existing technologies and developing new technologies to enhance and protect our competitive advantage;
●	The ESG Committee oversees risks, opportunities, strategies, goals, and policies and procedures related to sustainability and corporate social responsibility;

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●	The Nominating and Governance Committee evaluates Board effectiveness, succession planning, and general corporate best practices;
●	The Compensation Committee oversees the Company’s policies to attract, retain, and motivate talented employees and ties compensation to actual performance, including risks associated with executive compensation; and
●	The Audit Committee provides risk oversight of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and corporate policies and controls, including controls over financial reporting, computerized information systems and cyber security, the independent auditor’s selection, retention, qualifications, objectivity and independence, and the performance of the Company’s internal audit function.

The chairperson of the relevant Board committee reports on the committee’s discussions to the entire Board during the committee reports portion of the applicable Board meeting.

Leadership Structure and Role in Risk Oversight

The Company’s Corporate Governance Guidelines provide that the Board will periodically appoint a Chairman of the Board and that independent and management directors, including our Chief Executive Officer, are eligible for appointment as Chairman. The Corporate Governance Guidelines state that if the Chairman of the Board is not independent, the Board should designate an independent lead director who would be available in any situation in which the Chairman has a potential conflict of interest concerning any matter under consideration.

The Board periodically reviews the Company’s Board leadership structure and determines, in light of the Company’s circumstances and the best interests of the Company and its stockholders, whether the roles of Chairman of the Board and Chief Executive Officer should be separated or combined, and whether the Chairman role should be held by an independent director or an executive. The Board currently believes that our existing Board leadership structure, which includes separation of the Chairman and Chief Executive Officer roles, provides strong oversight, which benefits our stockholders. Subject to its ongoing review, the Board believes its current leadership structure best serves the objectives of the Board’s oversight of management, the Board’s ability to carry out its roles and responsibilities on behalf of the Company’s shareholders, and the Company’s overall corporate governance.

Stockholders may access a copy of our Corporate Governance Guidelines on our website at www.hycroftmining.com.

Executive Sessions of Independent Directors

In accordance with Nasdaq listing rules, the independent non-management directors meet in executive sessions without management or non-independent directors present regularly. This occurred fifteen times during 2025. The Stockholders wishing to communicate with the independent directors may contact them by writing to Independent Directors, c/o Corporate Secretary, Hycroft Mining Holding Corporation, PO Box 3030, Winnemucca, NV 89446. Our Corporate Secretary will promptly distribute any such communication to the individual independent director or directors named in the communication in the same manner as described below in “Communications with the Board.”

Communications with the Board

Stockholders and other interested parties can send communications to one or more members of the Board by writing to the Board or specific directors or group of directors at the following address: Hycroft Mining Holding Corporation Board of Directors, c/o Corporate Secretary, PO Box 3030, Winnemucca, NV 89446. Our Corporate Secretary will promptly distribute any communication to the individual director or directors named in the communication or to all directors if addressed to the entire Board.

Board Performance Evaluation

The Board annually evaluates its performance for the previous year. The Nominating and Governance Committee establishes the annual performance evaluation format. The evaluation may consist of extensive and detailed written surveys, questionnaires, and/or individual interviews with each director by legal counsel. The Board believes that its annual evaluation process helps improve its critical functions of overseeing personnel development, financial performance, and other significant responsibilities for strategy, risk, integrity, reputation, and governance.

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EXECUTIVE OFFICERS

The names of the current executive officers of the Company and their respective ages as of the date of this Proxy Statement are set forth below.

Name	Age	Position(s)
Diane R. Garrett, Ph.D.	66	President, Chief Executive Officer, and Director
Stanton K. Rideout Rebecca A. Jennings David B. Thomas	66 57 67	Executive Vice President and Chief Financial Officer Senior Vice President, General Counsel and Corporate Secretary Senior Vice President, General Manager

Diane R. Garrett, Ph.D. has served as our President, Chief Executive Officer, and Director since September 2020 and was Acting Chair of the Board from December 15, 2021, through April 8, 2022, when she was succeeded by Mr. Lang. Ms. Garrett remains as a director on the Board. See the biographical information for Ms. Garrett set forth above under “Nominees for Election to our Board of Directors at the 2026 Annual Meeting.

Stanton K. Rideout has served as our Executive Vice President and Chief Financial Officer since October 2020. He has over 30 years of senior executive experience in the mining and manufacturing industries, including Romarco and Phelps Dodge. From April 2018 until October 2020, Mr. Rideout was a consulting Chief Executive Officer of Carolina Gold Resources Inc. (“CGR”), a Canadian precious and base metals project-generator company. He joined the Board of CGR in June 2017 and became Chairman of the Board in July 2018. Before that, Mr. Rideout served as the Senior Vice President and Chief Financial Officer of Romarco from November 2010 through December 2015. After OceanaGold acquired Romarco in September 2015, he provided debt and equity consulting services for a number of mining companies. From January 2008 until May 2008, Mr. Rideout was Executive Vice President and Chief Financial Officer for Swift Transportation Corporation (“Swift”), a large North American truckload carrier. Prior to Swift, Mr. Rideout held various senior finance and accounting positions over 25 years with Phelps Dodge. Those roles included Vice President and Treasurer, Vice President and Controller, Investor Relations Officer, and Chief Financial Officer of Phelps Dodge International Corporation. Mr. Rideout earned his Master’s in Business Administration from the University of Evansville and his Bachelor of Science, Business/Finance, from Western Kentucky University. Mr. Rideout is a Certified Public Accountant.

Rebecca A. Jennings has served as our Senior Vice President, General Counsel, and Corporate Secretary since October 2022. She has over 25 years of experience in industry and private practice, having served as General Counsel and Corporate Secretary for Allied Nevada Gold Corp. (NYSE: ANV) from 2011 to 2014. From 2009 to 2011, Ms. Jennings served as Assistant Regional Counsel for Newmont Mining Corporation (NYSE: NEM). Ms. Jennings also served as General Counsel and Vice President of Human Resources for Approyo, Inc., a global cloud computing managed services provider, from 2018 to October 2022. Ms. Jennings holds a Bachelor of Arts from the University of Nevada and a Juris Doctorate, cum laude, from Seattle University School of Law.

David B. Thomas has served as Senior Vice President, General Manager of the Company since April 2024. Mr. Thomas joined the Company as Director, Environmental, Social and Government in December 2020, and he became interim General Manager in December 2021 and Vice President, General Manager in December 2022. He has an extensive background in business finance, project development and management. Mr. Thomas began his career in the oil and gas service industry, followed by 13 years in the financial services industry and 17 years in the mining industry. Prior to joining the Company in 2020, Mr. Thomas was President and General Manager of Haile Gold Mine in South Carolina from its 2007 inception with Romarco Minerals until the merger with Oceana Gold in 2015, remaining as Vice President & Country Director and Advisor until 2021. Mr. Thomas has extensive expertise in environmental permitting and mitigation, regulatory affairs as well as government and stakeholder development.

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EXECUTIVE COMPENSATION

We have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The following disclosure concerns the compensation arrangements of our current named executive officers for the fiscal years ended December 31, 2025 and 2024.

2025 Summary Compensation Table

The following table sets forth the compensation for the services in all capacities to us or our subsidiary companies for the years ended December 31, 2025 and 2024 of our Chief Executive Officer and our Chief Financial Officer (each an “NEO” and together, the “NEOs”).

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)(8)	Total ($)
Diane R. Garrett, Ph.D.(4)	2025	$600,000	$735,000	$313,000	$22,806	$1,670,806
President and Chief Executive Officer	2024	$600,000	$635,000	$200,400	$22,559	$1,457,959
Stanton K. Rideout(5)	2025	$425,000	$422,025	$156,000	$22,806	$1,026,331
Executive Vice President & Chief Financial Officer	2024	$425,000	$385,000	$167,000	$22,559	$999,559
Rebecca A. Jennings (6)	2025	$315,000	$222,075	$125,200	$22,806	$685,081
Senior Vice President, General Counsel & Corporate Secretary	2024	$315,000	$200,500	$133,600	$22,559	$671,659
David B. Thomas(7)	2025	$300,000	$211,500	$125,200	$22,806	$659,506
Senior Vice President, Operations & General Manager	2024	$293,750	$200,000	$133,600	$22,559	$649,909

(1)	Amounts represent payments under the Company’s incentive bonus plan.
(2)	Amounts reflect the aggregate grant date fair value of awards granted during the fiscal year noted as computed in accordance with FASB’s ASC Topic 718, assuming no forfeitures. These amounts reflect the Company’s accounting values and do not necessarily correspond to the actual value that the NEOs may realize.
(3)	During 2025 and 2024, “All Other Compensation” consisted of the following:

Name	Year	401(k) Matching Contributions	Life Insurance Premiums	Total
Diane R. Garrett, Ph.D.	2025	$21,000	$1,806	$22,806
	2024	$20,700	$1,859	$22,559
Stanton K. Rideout	2025	$21,000	$1,806	$22,806
	2024	$20,700	$1,859	$22,559
Rebecca A. Jennings	2025	$21,000	$1,806	$22,806
	2024	$20,700	$1,859	$22,559
David B. Thomas	2025	$21,000	$1,806	$20,806
	2024	$20,700	$1,859	$22,559

(4)	Ms. Garrett was hired effective September 8, 2020. Her annual base salary was set at $550,000 and increased to $600,000 on April 1, 2022. Ms. Garrett’s salary did not increase in 2023, 2024, or 2025.
(5)	Mr. Rideout was hired effective October 20, 2020. His annual base salary was set at $375,000 and increased to $425,000 on April 1, 2022. Mr. Rideout’s salary did not increase in 2023, 2024, or 2025.
(6)	Ms. Jennings was hired effective October 24, 2022. Her annual salary was set at $300,000 and increased to $315,000 on May 23, 2023. Ms. Jennings’ salary did not increase in 2024 or 2025.
(7)	Mr. Thomas was hired effective December 28, 2020. His annual salary was $240,000 and increased to $260,000 on April 1, 2022, increased to $275,000 on April 1, 2023, and increased to $300,000 on April 1, 2024. Mr. Thomas’ salary did not increase in 2025.
(8)	The amounts reported for 2024 in the “All Other Compensation” and “Total” columns have been corrected from the amounts previously reported in the Company’s 2024 proxy statement to reflect corrected amounts for 401(k) matching contributions and life insurance premiums included in “All Other Compensation.” The amounts reported for 2024 in the Salary, Bonus and Stock Awards columns were unchanged.

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Outstanding Equity Awards at 2025 Fiscal Year-End

The following table summarizes information for each NEO with respect to outstanding equity awards as of December 31, 2025.

Stock Awards
Name	Number of Shares or Units of Stock that Have Not Yet Vested (#)(1)	Market Value of Shares or Units of Stock that Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)

Diane R. Garrett, Ph.D.	33,334	792,349	-
	40,200	955,554	-	-
	100,000	2,377,000	-

Stanton K. Rideout	16,667	396,175	-
	33,500	796,295	-	-
	50,000	1,188,500	-

Rebecca A. Jennings	30,000	713,100	-	-
	13,334	316,949	-	-
	26,800	637,036	-	-
	40,000	950,800

David B. Thomas	7,667	182,245	-	-
	26,800	637,036	-	-
	40,000	950,800	-

(1)	The vesting schedules for the time-based RSUs for each NEO are as follows:

Name	RSU Grant Amount	Grant Date	Vesting Schedule

Diane R. Garrett, Ph.D.	100,000	04/18/2023	See footnote(a)
	60,000	05/23/2024	See footnote(b)
	100,000	06/30/2025	See footnote(c)

Stanton K. Rideout	50,000	04/18/2023	See footnote(a)
	50,000	05/23/2024	See footnote(b)
	50,000	06/30/2025	See footnote(c)

Rebecca A. Jennings	30,000	10/24/2022	See footnote(d)
	40,000	04/18/2023	See footnote(a)
	40,000	05/23/2024	See footnote(b)
	40,000	06/30/2025	See footnote(c)

David B. Thomas	23,000	04/18/2023	See footnote(a)
	40,000	05/23/2024	See footnote(b)
	40,000	06/30/2025	See footnote(c)

(a)	Subject to the continued employment with the Company, the RSUs generally vest 33% for the first and second installment and 34% for the third installment with the first tranche vesting on April 18, 2024, the second tranche vesting on April 18, 2025, and the third tranche vesting on April 18, 2026. Vested RSUs will convert into shares of Common Stock after vesting; provided, however, that if, on that conversion date, the holder is prohibited from trading under the Company’s policies or pursuant to applicable securities laws, the conversion date shall be, in the determination of the Board’s Compensation Committee, the first full trading day after the date the reporting person is no longer prohibited from such trading.
(b)	Subject to the continued employment with the Company, the RSUs generally vest 33% for the first and second installment and 34% for the third installment with the first tranche vesting on May 23, 2025; the second tranche vesting on May 23, 2026, and the remaining tranche vesting on May 23, 2027. Vested RSUs will convert into shares of Common Stock after vesting; provided, however, that if, on that conversion date, the holder is prohibited from trading under the Company’s policies or pursuant to applicable securities laws, the conversion date shall be, in the determination of the Board’s Compensation Committee, the first full trading day after the date the reporting person is no longer prohibited from such trading.
(c)	Subject to the continued employment with the Company, the RSUs generally vest 33% for the first and second installment and 34% for the third installment with the first tranche vesting on June 30, 2026; the second tranche vesting on June 30, 2027, and the remaining tranche vesting on June 30, 2028. Vested RSUs will convert into shares of Common Stock after vesting; provided, however, that if, on that conversion date, the holder is prohibited from trading under the Company’s policies or pursuant to applicable securities laws, the conversion date shall be, in the determination of the Board’s Compensation Committee, the first full trading day after the date the reporting person is no longer prohibited from such trading.
(d)	Subject to the reporting person’s continued employment with the Company, the RSUs will generally vest on October 24, 2026.

(2)	The fair market value was calculated based on the closing price of the Company’s Common Stock on December 31, 2025, of $23.77 per share.

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Equity Award Grants to Executive Officers

The long-term equity incentive awards granted in 2022, 2023, 2024, and 2025 were time-based RSUs, subject to the terms and conditions set forth in the written award agreements, which RSUs generally vest ratably over the first three to four anniversaries of the grant date. The long-term equity incentive award agreements included “double-trigger” accelerated vesting in the event of a change in control (as defined for purposes of the awards).

New Make-Whole Awards in 2026

From 2023 through 2025, due to limited share availability under the Company’s equity incentive plans, the Committee granted long-term equity compensation awards substantially below the target award levels to certain employees, including the NEOs. Following stockholder approval of the Company’s 2025 Performance and Incentive Pay Plan in December 2025, the Board determined that it was appropriate to approve new grants to the impacted employees intended solely to compensate them for the reductions to their cumulative target long-term incentive opportunities for 2023 through 2025.

In an effort to align with the vesting periods that were applicable to the corresponding reduced 2023–2025 long-term incentive awards, the Board determined that a portion of these make-whole awards would vest on the grant date, and such immediately vested portion was granted through a combination of (i) fully vested RSUs and (ii) cash payments. The remainder of the make-whole awards were granted as RSUs subject to vesting over a 12-month to 24-month period, generally subject to continued employment through each vesting date. The following table summarizes, for each NEO, the total RSUs granted, the cash awards provided, and the applicable vesting dates. Amounts in the table below reflect the gross amounts of the grants and cash awards prior to any applicable tax withholding:

NEO	Fully Vested RSUs	Fully Vested Cash Award	RSUs Vesting on January 27, 2027	RSUs Vesting on July 27, 2027	RSUs Vesting on January 27, 2028
Diane R. Garrett	88,035	$4,532,979	238,800	195,275	96,350
Stanton K. Rideout	44,979	$2,316,045	122,953	98,608	52,250
Rebecca A. Jennings	15,228	$784,143	45,563	38,478	20,616
David B. Thomas	17,306	$891,159	45,504	35,370	18,986

Employment Arrangements

Common Defined Terms Used in the Employment Agreements

For purposes of the employment agreements with our NEOs, the terms “Cause,” “Change in Control,” “Disability,” and “Good Reason” have the following definitions:

The term “Cause” shall mean that one or more of the following has occurred:

(i)	the NEO is convicted of a felony or pleads guilty or nolo contendere to a felony (whether or not with respect to the Company or any of its affiliates);

(ii)	a failure of the NEO to substantially perform his or her responsibilities and duties to the Company which, to the extent curable, is not remedied within 10 days after the NEO’s receipt of written notice given by the appropriate senior officer or any member of the Board, as applicable, identifying the failure in reasonable detail and granting the NEO an opportunity to cure such failure within such 10-day period;

(iii)	the failure of the NEO to carry out or comply with any lawful and reasonable directive of the Board (or any committee of the Board), which, to the extent curable, is not remedied within 10 days after the NEO’s receipt of written notice given by or on behalf of the Company identifying the failure in reasonable detail and granting the NEO an opportunity to cure such failure within such 10-day period;

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(iv)	the NEO engages in illegal conduct, any breach of fiduciary duty (if any), any act of material dishonesty or other misconduct, in each case in this clause (iv), against the Company or any of its affiliates;

(v)	a material violation or willful breach by the NEO of any of the policies or procedures of the Company, including, without any limitation, any employee manual, handbook or code of conduct of the Company which, to the extent curable, is not remedied within 10 days after the NEO’s receipt of written notice given by or on behalf of the Company identifying the violation or breach in reasonable detail and granting the Executive an opportunity to cure such violation or breach within such 10 day period;

(vi)	the NEO fails to meet any material obligation the NEO may have under any agreement entered into with the Company which, to the extent curable, is not remedied within 10 days after the NEO’s receipt of written notice given by any member of the Company identifying the failure in reasonable detail and granting the NEO an opportunity to cure such failure within such 10-day period;

(vii)	the NEO’s failure to maintain any applicable license, permit or card required by the federal or state authorities or a political subdivision or agency thereof (or the suspension, revocation, or denial of such license, permit or card); or

(viii)	the NEO’s breach of any non-compete, non-solicit, confidentiality or other restrictive covenant to which the NEO may be subject, pursuant to an employment agreement or otherwise.

The term a “Change in Control” of the Company will be deemed to occur as of the first day that one or more of the following conditions is satisfied:

(i)	The “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“Company Voting Securities”), is accumulated, held or acquired by a “Person” (as defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, holders of capital stock of the Company as of the date hereof or a subsidiary thereof, any corporation owned, directly or indirectly, by the Company’s stockholders in substantially the same proportions as their ownership of stock of the Company); provided, however, that any acquisition from the Company or any acquisition pursuant to a transaction that complies with clauses (A), (B) and (C) of clause (iii) below will not be a Change in Control; provided further, that immediately prior to such accumulation, holding or acquisition, such Person was not a direct or indirect beneficial owner of 15% or more of Company Voting Securities as of the date of the applicable employment agreement; or

(ii)	Individuals who, as of the date of the Employment Agreement, constitute the Board, or “Incumbent Board”, cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date of the employment agreement whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board; or

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(iii)	Consummation by the Company of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity, or “Business Combination”, in each case, unless immediately following such Business Combination: (A) more than 50% of the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination, or “Surviving Corporation”, or (y) if applicable, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries, or “Parent Corporation”, is represented, directly or indirectly by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of Company Voting Securities; (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 40% or more of the combined voting power of the then outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) except to the extent that (x) such ownership of the Company existed prior to the Business Combination or (y) that immediately prior to such Business Combination, such Person was a direct or indirect beneficial owner of 15% or more of the Company Voting Securities as of the date of the respective employment agreement, and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

Notwithstanding anything to the contrary in the foregoing, in no event will a Change in Control be deemed to have occurred with respect to the NEO if the NEO is part of a purchasing group that consummates the Change in Control transaction. The NEO will be deemed “part of a purchasing group” for purposes of the preceding sentence if the NEO is an equity participant in the purchasing company or group (except (i) passive ownership of less than two percent of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing directors.

The term “Disability” means the NEO’s long-term disability as defined by and determined under the Company’s long-term disability plan, or if the NEO is not covered by a long-term disability plan sponsored by the Company, then the NEO’s inability (as determined by the Board or Compensation Committee thereof in its discretion, (in the case of Ms. Garrett and Mr. Rideout, with the Board or Compensation Committee acting reasonably)) to perform the essential job functions, with or without a reasonable accommodation.

The term “Good Reason” means the occurrence of any of the following without the NEO’s consent:

(i)	a material reduction or a material adverse alteration in the nature of the NEO’s position, responsibilities or authorities or the assigning of duties to the NEO that are materially inconsistent with those of the position of such NEO of a company of comparable size in a comparable industry;

(ii)	the NEO’s becoming the holder of a lesser office or title than that previously held;

(iii)	any material breach of the applicable employment agreement by the Company that causes an adverse change to the terms and conditions of the NEO’s employment;

(iv)	the Company requires the NEO to relocate his or her principal business office to a location not within 75 miles of the applicable Company location;

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(v)	any reduction in the NEO’s salary, other than a reduction in salary generally applicable to executive employees; or

(vi)	failure of the Company to pay the NEO any amount otherwise vested and due under the applicable employment agreement or under any plan or policy of the Company following written notice by the NEO to the Company identifying the failure and the basis for such payment and the Company’s failure to cure within 10 days following receipt of such written notice.

In no event will a resignation be deemed to occur for “Good Reason” unless the NEO provides notice to the Company, and such resignation occurs, within 90 days after the event or condition giving rise thereto. Upon receiving notice from the NEO, the Company has a period of 30 days during which it may remedy the event or condition.

Employment Agreement with Diane R. Garrett, Ph.D.

On April 10, 2024, the Company entered into an employment agreement with Ms. Garrett (the “2024 Garrett Employment Agreement”). Under the terms of the 2024 Garrett Employment Agreement, Ms. Garrett is entitled to an annual base salary of $600,000 and an annual cash incentive bonus set at 70% of her annual base salary as target. Ms. Garrett is also eligible to participate in equity-based compensation plans.

Employment Agreement with Stanton K. Rideout

On April 10, 2024, the Company entered into an employment agreement with Mr. Rideout (the “2024 Rideout Employment Agreement”). Under the terms of the 2024 Rideout Employment Agreement, Mr. Rideout is entitled to an annual base salary of $425,000, and an annual cash incentive bonus target initially set at 60% of his annual base salary.

Employment Agreement with Rebecca A. Jennings

On May 29, 2024, the Company entered into an employment agreement with Rebecca A. Jennings (the “Jennings Agreement”). The Jennings Agreement superseded and replaced that certain Employment Agreement dated October 2, 2022, by and between the Company and Ms. Jennings. On March 3, 2025, the Jennings Agreement was amended. Pursuant to the terms of the Jennings Agreement and the amendment thereto, Ms. Jennings agreed to serve as the Company’s Senior Vice President, General Counsel and Corporate Secretary in exchange for an annual base salary of $315,000 and an initial annual cash incentive bonus target set at 50% of her annual base salary.

Employment Agreement with David B. Thomas

On May 28, 2024, the Company entered into an employment agreement with David B. Thomas (the “Thomas Agreement”). The Thomas Agreement superseded and replaced that certain Employment Agreement dated January 25, 2021, by and between the Company and Mr. Thomas. On March 3, 2025, the Thomas Agreement was amended. Pursuant to the terms of the Thomas Agreement and the amendment thereto, Mr. Thomas agreed to serve as the Company’s Senior Vice President, General Manager in exchange for an annual base salary of $300,000 and an initial annual cash incentive bonus target set at 50% of his annual base salary.

Termination Payment Terms

Each employment agreement with our current NEOs, Ms. Garrett, Mr. Rideout, Ms. Jennings, and Mr. Thomas, contains provisions entitling them to payments upon termination of their employment in certain circumstances, as described below.

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Termination of Employment for any Reason

Pursuant to the current employment agreements with Ms. Garrett and Mr. Rideout, in the event their employment with the Company terminates for any lawful reason or no reason, they (or their estate, as applicable) will be entitled to receive any earned but unpaid base salary, any earned but unpaid annual cash incentive bonus, any amounts that may be payable under any applicable executive benefit plan, expense reimbursements and COBRA benefits provided that a timely election for COBRA continuation coverage is made and the applicable amounts are paid.

Termination of Employment other than for Cause or Voluntary Termination by Executive for Good Reason

If the Company terminates the employment of Ms. Garrett or Mr. Rideout without Cause, or either of them terminates their employment for Good Reason, they will be entitled to (i) a cash amount equal to 1.5 multiplied by their annual base salary, payable in equal installments over the 18 months following the date of termination; and (ii) 18 months of continued coverage under the Company’s medical, dental, life and disability plans, at the same cost to the individual as in effect on the date of termination.

If the Company terminates the employment of Ms. Jennings or Mr. Thomas without Cause, or Ms. Jennings or Mr. Thomas terminates their employment for Good Reason, they will be entitled to (i) a cash amount equal to 1.0 multiplied by their annual base salary, payable in equal installments over the 12 months following the date of termination; and (ii) 12 months of continued coverage under the Company’s medical, dental, life and disability plans, at the same cost to the individual as in effect on the date of termination.

Termination of Employment in the Event of Death or Disability

If the employment of Ms. Garrett, Mr. Rideout, Ms. Jennings, or Mr. Thomas with the Company is terminated due to her or his death or disability, she or he (or their estate, as applicable) will be entitled to receive the pro rata portion of any bonus payable to them under the Company’s annual cash incentive plan for the year in which such termination for death or disability occurs determined based on the actual bonus attained for the fiscal year in which such termination occurs.

Termination of Employment after a Change in Control

If within 90 days prior to, or one year after, a Change in Control, the Company terminates the employment of Ms. Garrett or Mr. Rideout for reasons other than for Cause, either of them incurs a Disability or voluntarily terminates his or her employment for Good Reason, such NEO will be entitled to (i) a cash amount equal to 2.0 multiplied by his or her annual base salary, payable in a lump sum on the 60th day following the date of termination, (ii) a cash amount equal to 2.0 multiplied by the greater of (A) the actual bonus paid for the fiscal year immediately preceding the date of termination, (B) the actual bonus attained for the fiscal year in which the date of termination occurs prior to the first anniversary of the employment agreement, or (C) the target bonus for the fiscal year in which the date of termination occurs prior to the first anniversary of the agreement, payable in a lump sum on the 60th day following the date of termination, and (iii) 24 months of continued coverage under the Company’s medical, dental, life and disability plans, at the same cost to the individual as in effect on the date of the Change in Control (or, if lower, as in effect at any time thereafter).

If within 90 days prior to, or one year after, a Change in Control, the Company terminates the employment of Ms. Jennings or Mr. Thomas for reasons other than for Cause, they incur a Disability or voluntarily terminate their employment for Good Reason, they will be entitled to (i) a cash amount equal to 1.50 multiplied by their annual base salary, payable in a lump sum on the 60th day following the date of termination, (ii) a cash amount equal to 1.50 multiplied by the greater of (A) the actual bonus paid for the fiscal year immediately preceding the date of termination, (B) the actual bonus attained for the fiscal year in which the date of termination occurs [prior to the first anniversary of the employment agreement], or (C) the target bonus for the fiscal year in which the date of termination occurs [prior to the first anniversary of the agreement], payable in a lump sum on the 60th day following the date of termination, and (iii) 18 months of continued coverage under the Company’s medical, dental, life and disability plans, at the same cost to the individual as in effect on the date of the Change in Control (or, if lower, as in effect at any time thereafter).

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Compensation Philosophy and Objectives

Our compensation policies and philosophies are designed to help align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, motivate, and retain individuals who contribute to the Company’s long-term success.

The Compensation Committee believes the executive compensation program must be competitive to attract and retain our executive officers. The Compensation Committee has implemented compensation policies and philosophies that link a significant portion of our executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards.

Our annual compensation review is undertaken at the direction and under the supervision of the Compensation Committee. Other than our Chief Executive Officer, no executive officers are involved in making recommendations for executive officer compensation, and no executive officer makes any recommendations for their compensation. Additionally, no executive officers are involved in determining director compensation. At its sole discretion, the Compensation Committee may engage independent compensation consultants exclusively to advise the Compensation Committee on executive officer and director compensation matters.

In 2025, the Compensation Committee engaged Meridian to provide independent advice on executive officer and director compensation matters. The Compensation Committee, utilizing the compensation consultant’s report and after discussion and review approves (i) the annual base salaries, (ii) equity award grants, (iii) incentive cash award targets, (iv) financial metrics for the upcoming year, and (v) incentive cash awards for the prior year for the named executive officers. The Compensation Committee performs its compensation review and decision-making duties without management present.

Generally, the Compensation Committee reviews management’s recommendations and historical pay and performance information in the first quarter of each year. The Compensation Committee’s review includes approval of the value of equity award grants. It is generally the Compensation Committee’s policy to authorize and grant equity awards as of the date of the Board of Directors meeting (typically in March). The awards are then ratified by the non-management members of the Board of Directors upon the recommendation of the Compensation Committee.

The Compensation Committee does not have a specific policy or practice to time equity awards to the release of earnings or other material non-public information. However, the Compensation Committee may determine the value of an equity award but not issue or establish the number of shares or share units while possessing material non-public information, such as a material pending transaction. Our practice is not to accelerate or delay the disclosure of material non-public information, whether favorable or unfavorable, but to make such disclosures when appropriate or required by applicable securities laws. In order not to unduly benefit or harm officers and employees, the Compensation Committee would consider postponing the issuance of awards until after the non-public information has been publicly disclosed or is no longer considered material information.

Periodically throughout the year, the Compensation Committee may discuss, as appropriate, the philosophy for the overall compensation program and determine if changes in particular program components or special awards are appropriate or desirable during the current year or for future periods.

Compensation for our executive officers has three primary components: base salary, an annual cash incentive bonus, and long-term equity-based incentive compensation.

Base Salary

Base salaries are set to be fair to the executive officers, competitive within the industry, and reasonable considering our cost structure. The Compensation Committee determines base salaries, subject to the terms of any employment agreements, and reviews base salaries annually based upon advice and counsel from Merdian. Based on a review of compensation of peers, and upon the recommendation of management, Ms. Garrett and Mr. Rideout did not receive a base salary increase for 2023, 2024, or 2025.

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Annual Cash Incentive Bonuses

In 2025, the Compensation Committee used annual cash incentive bonuses for the NEOs to tie a portion of the NEOs’ compensation to financial and operational objectives achievable within the applicable fiscal year, such as (i) health and safety, (ii) environmental compliance, (iii) technical advancement, (iv) exploration, (v) balance sheet, (vi) stakeholder engagement, and/or (vii) such other metrics as are determined from time to time by the Board. At the beginning of each year, the Compensation Committee sets performance targets, target amounts, target award opportunities, and other terms and conditions of annual cash bonuses for the NEOs. At the end of each year, the Compensation Committee determines the extent the performance targets were achieved and the amount of the award, if any, payable to the NEOs.

Equity-Based Awards

The Compensation Committee uses equity-based awards to reward long-term performance of the NEOs under our equity compensation plans. Providing a meaningful portion of the total compensation package in the form of equity-based awards is an essential element to compensation arrangements to help align the incentives of its officers, including its NEOs, with the interests of its stockholders and serve to motivate and retain the NEOs.

Executive Agreements

The Company has entered into compensation arrangements with its officers, including employment agreements and equity award agreements, as part of its policy to pay and compensate key executives as appropriate to attract, retain, and compensate executive talent.

Other Compensation

We have maintained the various employee benefit plans, including medical, dental, life insurance and 401(k) plans, offered by the Company in which the NEOs participate.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), denies a federal income tax deduction for certain compensation in excess of $1.0 million per year paid to certain current and former executive officers of a publicly traded corporation.

Pay Versus Performance

Under rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are required to disclose certain information about the relationship between the compensation actually paid to our NEOs and certain measures of Company performance. The table below shows compensation actually paid (as defined by the SEC in Item 402(v) of Regulation S-K) for our executives and our total shareholder return and net income performance for the years shown in the table. For purposes of this discussion, our CEO is also referred to as our principal executive officer or “PEO”, and our other NEOs are referred to as our “Non-PEO NEOs”. Additional information regarding our compensation philosophy, the structure of our performance-based compensation programs, and compensation decisions made this year is described above in our “Compensation Philosophy and Objectives”.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Income (Loss) (in thousands)
2025	$1,670,806	$5,423,008	$790,306	$2,837,135	$446.80	$(40,664)
2024	$1,457,959	$1,428,191	$773,709	$735,314	$41.54	$(60,896)
2023	$1,586,412	$1,061,255	$979,314	$714,214	$46.05	$(55,024)

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(1) The PEO and other NEOs for the indicated years were as follows:

Year	PEO	Non-PEO NEOs
2025	Diane R. Garrett, Ph.D.	Stanton K. Rideout, Rebecca A. Jennings, David B. Thomas
2024	Diane R. Garrett, Ph.D.	Stanton K. Rideout, Rebecca A. Jennings, David B. Thomas
2023	Diane R. Garrett, Ph.D.	Stanton K. Rideout

Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

Reconciliation of Summary Compensation Table Total to Compensation Actually Paid for PEO

Year	2025	2024
Summary Compensation Table Total	$1,670,806	$1,457,959
(Minus): Grant Date Fair Value of Equity Awards Granted in Fiscal Year	$(313,000)	$(200,400)
(Minus): Change in Pension Value	$0	$0
Plus: Pension Service Cost and Associated Prior Service Cost	$0	$0
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	$2,377,000	$132,600
Plus/(Minus): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	$1,585,393	$(22,848)
Plus: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	$0	$0
Plus/(Minus): Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	$102,809	$60,880
(Minus): Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	$0	$0
Plus: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	$0	$0
Compensation Actually Paid	$5,423,008	$1,428,191

Reconciliation of Summary Compensation Table Total to Compensation

Actually Paid for Non-PEO NEOs (Averages)

Year	2025	2024
Summary Compensation Table Total	$790,306	$773,709
(Minus): Grant Date Fair Value of Equity Awards Granted in Fiscal Year	$(135,633)	$(144,733)
(Minus): Change in Pension Value	$0	$0
Plus: Pension Service Cost and Associated Prior Service Cost	$0	$0
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	$1,030,033	$95,767
Plus/(Minus): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	$1,112,266	$(10,134)
Plus: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	$0	$0
Plus/(Minus): Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	$40,163	$20,705
(Minus): Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	$0	$0
Plus: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	$0	$0
Compensation Actually Paid	$2,837,135	$735,314

For purposes of the above adjustments, the fair value of equity awards on the applicable date was determined in accordance with FASB’s ASC Topic 718, using valuation methodologies that are generally consistent with those used to determine the grant-date fair value for accounting purposes.

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Relationship Between Financial Performance Measures

The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining Non-PEOs, with (i) our cumulative total stockholder return (“TSR”), and (ii) our net income, in each case, for the fiscal years ended December 31, 2024 and 2025. TSR amounts reported in the graph assume an initial fixed investment of $100.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Party Transactions relating to the Company

Sprott Royalty Agreement

The Company, Hycroft Resources & Development, LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of the Company (“HRD”), and Sprott Private Resource Lending II (Co) Inc., as the payee, an affiliate of SPRL II, entered into the Sprott Royalty Agreement with respect to the Hycroft Mine at the closing of the Recapitalization Transaction. Pursuant to the terms of the Sprott Royalty Agreement, at the closing of the Recapitalization Transaction, Sprott Private Resource Lending II (CO), Inc. paid to HRD cash consideration in the amount of $30.0 million, for which HRD granted to Sprott Private Resource Lending II (CO), Inc. a perpetual royalty equal to 1.50% of net smelter returns, payable monthly. Michael J. Harrison, a member of our Board, has an indirect interest in the Sprott Private Resource Lending II (Co) Inc. as chief executive officer of Sprott Resource Streaming and Royalty Corp. and/or through his fiduciary role as Managing Partner of Sprott Private Resource Streaming and Royalty (Collector) LP. Mr. Harrison’s indirect interest in the transaction is valued at approximately $10 million.

Sprott Credit Agreement

On October 4, 2019, Hycroft Mining Corporation, as borrower, and certain of its subsidiaries, as guarantors, entered into the Initial Sprott Credit Agreement with Sprott Private Resource Lending II (Collector), LP (“SPRL II”) for a secured multi-advance term credit facility with an original aggregate principal amount not in excess of $110.0 million. In connection with the consummation of the Recapitalization Transaction, we assumed the Initial Sprott Credit Agreement pursuant to the terms of the Purchase Agreement, entered into the Sprott Credit Agreement, with us becoming a party thereto, borrowed $70.0 million under such facility and issued to SPRL II 496,634 shares of Common Stock on behalf of SPRL II and the other participants in the Sprott Credit Agreement. As a result, we are the borrower under the Sprott Credit Agreement. Subsequent to the consummation of the Recapitalization Transaction, SPRL II transferred 45,149 shares of Common Stock to nonaffiliated participants in the Sprott Credit Agreement and 13,545 shares of Common Stock to Sprott Private Resource Streaming and Royalty (Collector), LP., an affiliated participant in the Sprott Credit Agreement. Michael Harrison, a member of our Board, has an indirect pecuniary interest in shares of our Common Stock beneficially owned by Sprott Private Resource Streaming and Royalty (Collector), LP. and SPRL II as chief executive officer of Sprott Resource Streaming and Royalty Corp. and/or through his fiduciary role as Managing Partner of Sprott Private Resource Streaming & Royalty (Collector) LP. On October 14, 2025, we fully repaid and retired all outstanding obligations under the Sprott Credit Agreement, thereby terminating the facility in full. Following such repayment, no amounts remain outstanding and no continuing related-party relationship exists under the Sprott Credit Agreement.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our Bylaws in effect upon the consummation of the Recapitalization Transaction require us to indemnify all directors and officers to the fullest extent permitted by Delaware law against all expenses, judgments, liabilities, fines, penalties, and amounts paid in settlement of any claims. The indemnification agreements provide for the advancement or payment of all expenses to the indemnitee and for reimbursement to the Company if it is found that such indemnitee is not entitled to such indemnification under applicable law.

Other Material Relationships

During the years ended December 31, 2025 and 2024, the Company paid $0.1 million and $0.4 million, respectively, to Ausenco for the preparation of the 2026 Hycroft Technical Report Summary and Initial Assessment and due diligence assistance. Ms. Garrett served in a non-executive director position on the board of Ausenco’s parent company from November 2020 to January 2025.

Ms. Garrett’s brother, David Thomas, is the Senior Vice President and General Manager of the Hycroft Mine. Mr. Thomas does not report to Ms. Garrett. In 2025, he received cash compensation of $0.5 million (including a cash short-term incentive award and other compensation of $0.2 million), and time-based RSU awards with a grant date fair value of $0.1 million. In 2024, he received cash compensation of $0.5 million (including a cash short-term incentive award and other compensation of $0.2 million), and time-based RSU awards with a grant date fair value of $0.1 million.

Related Party Policy

The Company’s Audit Committee Charter sets out the criteria for review of transactions between the Company and our affiliates and members of their immediate families. This policy covers our directors and officers, and each stockholder that holds directly or indirectly, more than 5% of our common stock.

Our Audit Committee, pursuant to its charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee, or officer.

In reviewing and approving related person transactions, our Audit Committee considers, among other things:

●	the nature of the related person’s interest in the transaction;
●	whether the related person has a direct or indirect material interest in the transaction;
●	the material terms of the transaction, including the amount and type of transaction;
●	the significance of the transaction to the Company and to the related person;
●	whether the terms of the transaction are arms-length; and
●	whether the transaction would violate the “Conflicts of Interest” provisions of our Code of Business Conduct and Ethics.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock, as of the Record Date, by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, (ii) each of our NEOs and directors and (iii) all of our executive officers and directors, as a group.

The number of shares of common stock beneficially owned by each entity, person, director, or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. The percentage ownership of our common stock in the “Percentage of Beneficial Ownership” column in the table is based on 91,048,101 shares of our common stock issued and outstanding as of the Record Date. Under such rules, beneficial ownership generally includes any shares of common stock over which the individual has sole or shared voting power or investment power as well as any shares of common stock that the individual has the right to acquire within 60 days of the Record Date, through the exercise of Warrants or other rights. Unless otherwise indicated in the footnotes to this table, the Company believes each of the stockholders named in this table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Beneficial Ownership
5% or Greater Stockholders
2176423 Ontario Ltd.(1)	37,103,704	40.75%

Named Executive Officers and Directors*
Diane R. Garrett, Ph.D.(2)	246,905	*
Stanton K. Rideout (3)	123,912	*
Rebecca A. Jennings(4)	14,528	*
David B. Thomas(5)	24,601
Sean D. Goodman	-	*
Michael Harrison	65,001	*
Stephen Lang(6)	94,195	*
David Naccarati	63,920	*
Thomas S. Weng(7)	71,439	*

All executive officers and directors as a group (9 individuals)(8)	704,501	0.77%

*	Represents less than 1% of the outstanding shares of common stock.

[1]	Includes 37,103,704 shares of Class A common stock, par value $0.0001 per share (“Common Stock”), of Hycroft Mining Holding Corporation (the “Issuer”) held of record by Sprott Mining Inc. (“Sprott Mining”), a wholly-owned subsidiary of 2176423 Ontario. Sprott Mining also holds warrants to acquire an additional 6,855,824 shares of Common Stock, but the terms and conditions of such warrants preclude Sprott Mining from exercising the warrants to the extent that such exercise would cause Sprott Mining (together with its affiliates) to exceed certain beneficial ownership limitations. Accordingly, warrants exercisable for 3,175,000 shares of Common Stock are subject to a beneficial ownership limitation of 19.99%, while warrants exercisable for 3,680,824 shares of Common Stock are subject to a beneficial ownership limitation of 9.8%. The business address 2176423 Ontario and Eric Sprott is 200 Bay Street, Suite 2600, Royal Bank Plaza, South Tower, Toronto, Ontario M5J 2J1.

[2]	Includes (i) 800 shares of common stock owned by Ms. Garrett’s spouse’s IRA, and (ii) 33,334 shares of common stock to be converted from RSUs on April 18, 2026, subject to Ms. Garrett’s continued employment with the Company.

[3]	Includes 16,667 shares of common stock to be converted from RSUs on April 18, 2026, subject to Mr. Rideout’s continued employment with the Company.

[4]	Includes (i) 1,194 shares of common stock owned by Ms. Jenning’s spouse’s and (ii) 13,334 shares of common stock to be converted from RSUs on April 18, 2026, subject to Ms. Jenning’s continued employment with the Company.

[5]	Includes 7,667 shares of common stock to be converted from RSUs on April 18, 2026, subject to Mr. Thomas’ continued employment with the Company.

[6]	Includes: (i) 1,351 RSUs granted to Mr. Lang on May 24, 2021, (ii) 2,027 RSUs granted to him on May 24, 2021, (iii) 13,473 RSUs granted to him on May 23, 2024, and (iv) 22,455 RSUs granted to him on May 23, 2024, and (v) 11,981 RSUs granted to him on June 30, 2025. Mr. Lang has elected to defer conversion of such RSUs, to the extent they vest, until the date of his separation from service as a Board member.

[7]	Includes: (i) 673 RSUs granted to Mr. Weng on December 4, 2020, (ii) 2,027 RSUs granted to him on May 24, 2021, (iii) 22,455 shares granted to him on May 23, 2024, and (iii) 19,169 RSUs granted to him on June 30, 2025. Mr. Weng has elected to defer conversion of such RSUs, to the extent they vest, until the date of his separation from service as a Board member.

[8]	The business address of each of the listed individuals is PO Box 3030, Winnemucca, NV 89446.

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We are not aware of any arrangements that may result in “changes in control” as that term is defined by the provisions of Item 403 of Regulation S-K.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the SEC reports on Forms 3, 4 and 5 concerning their ownership of, and transactions in, the Common Stock and other equity securities of the Company. As a practical matter, the Company assists its directors and executive officers with completing and filing Section 16(a) reports on their behalf. Based solely on the Company’s review of copies of such reports filed with the SEC and written representations from certain reporting persons, we believe all Section 16(a) filing requirements applicable to those officers, directors and 10% holders were satisfied, except that David B. Thomas filed one Form 4 late (relating to one transaction). Due to administrative error, two Form 4 filings for Eric Sprott (in each case, relating to one transaction) were not timely filed on October 29, 2025, November 14, 2025 and December 30, 2025, respectively, during the year ended December 31, 2025.

Securities Authorized for Issuance under Equity Compensation Plans

On December 29, 2025, at the Company’s Annual Meeting, the 2025 HYMC Performance and Incentive Pay Plan (the “2025 PIPP Plan”) was approved. The 2025 PIPP Plan supersedes and replaces the 2020 HYMC Performance and Incentive Pay Plan (the “2020 PIPP Plan”), except with respect to awards granted under the 2020 PIPP Plan plus any shares of Common Stock which as of the effective date of the 2025 PIPP Plan were available for issuance under the 2020 PIPP Plan, or are subject to 2020 PIPP Plan awards which become available for future grants of awards as defined in the 2025 PIPP Plan. The 2020 PIPP Plan was approved on February 20, 2019, and amended on May 29, 2020, June 2, 2022, and May 23, 2024.

As of December 31, 2025, there were a total of 3,990,281 shares of common stock available for issuance, including 490,281 transferred from the 2020 PIPP Plan.

The following table summarizes the Company’s 2025 PIPP Plan and 2020 PIPP Plan shares available for issuance:

Number of Restricted Stock Units
2025 PIPP Plan
Available for Issuance as of December 31, 2025	3,500,000
Plus transferred from 2020 PIPP Plan December 29, 2025	490,281
Total Available for Issuance as of December 31, 2025	3,990,281

2020 PIPP Plan
Available for Issuance as of December 31, 2024	966,926
Less Granted in 2025	(491,949)
Plus forfeited shares in 2025	15,304
Less transferred to 2025 PIPP Plan December 29, 2025	(490,281)
Total Available for Issuance as of December 31, 2025	—

As of December 31, 2025, all awards granted under the 2020 PIPP Plan were in the form of restricted stock units to employees and directors of the Company. Restricted stock units granted under the 2020 PIPP Plan without performance-based vesting criteria typically vest in either equal annual installments over one to four years, or in entirety on the fourth anniversary after the grant date. Awards granted with performance-based vesting criteria typically vest in annual installments over three years subject to the achievement of certain financial and operating results of the Company. Certain restricted stock units granted to non-employee directors vest immediately, while others vest in installments over a one-to-three year period.

The following tables summarize the Company’s unvested share awards outstanding as of December 31, 2025 and 2024, under the 2020 PIPP Plan:

	Number of Restricted Stock Units	Weighted Average Grant Date Fair Value Per Unit
Unvested at December 31, 2024	678,071	$5.13
Granted	491,949	3.13
Canceled/forfeited	(15,304)	4.93
Vested	(425,742)	5.56
Unvested at December 31, 2025	728,974	$3.56

	Number of Restricted Stock Units	Weighted Average Grant Date Fair Value Per Unit
Unvested at December 31, 2023	607,099	$10.04
Granted	435,204	3.34
Canceled/forfeited	(20,014)	5.82
Vested	(344,218)	11.50
Unvested at December 31, 2024	678,071	$5.13

In addition to the 728,974 unvested RSUs as of December 31, 2025, there were 95,611 vested and deferred RSUs. Unvested RSUs are subject to forfeiture if the employee or director leaves the Company prior to the vesting date. Vested and deferred RSUs have fully vested but are deferred based on the Company’s directors’ annual elections. Vested and deferred RSUs will be issued, or settled, following the director’s separation of service from the Company.

The fair value of RSUs is based on the closing market price of the Company’s common stock on the date of the grant.

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PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the Audit Committee’s selection of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2026, our Audit Committee may reconsider the selection of Baker Tilly as our independent registered public accounting firm.

A representative of Baker Tilly is currently expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from stockholders.

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REPORT OF THE AUDIT COMMITTEE

This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The principal purpose of the Audit Committee is to oversee the Company’s accounting and financial reporting process and the audit of the Company’s financial statements. The Audit Committee assists the Board in its oversight of (i) the integrity of our accounting and financial reporting processes and the audits of our financial statements; (ii) our system of disclosure controls and internal controls over financial reporting; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent auditor; (v) the performance of our independent auditor; and (vi) the business practices and ethical standards of the Company. The Audit Committee is responsible for the appointment, compensation, retention, and oversight of work of the Company’s independent auditor. The Audit Committee’s function is more fully described in its charter.

Our management is responsible for the preparation, presentation, and integrity of our financial statements, for the appropriateness of the accounting principles and reporting policies that we use and for establishing and maintaining adequate internal control over financial reporting. Baker Tilly US, LLP, our independent registered public accounting firm for the year ended December 31, 2025, was responsible for performing an independent audit of our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee has reviewed and discussed with management our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

The Audit Committee has also reviewed and discussed with Baker Tilly the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025. In addition, the Audit Committee discussed with Baker Tilly those matters required to be discussed under applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, Baker Tilly provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Baker Tilly’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with Baker Tilly its independence from the Company.

Based upon the review and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

By the Audit Committee,

Sean D. Goodman (Chair)
David C. Naccarati
Thomas S. Weng

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CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 3, 2025, the Company was notified that Moss Adams LLP (“Moss Adams”), the Company’s independent registered public accounting firm, merged with Baker Tilly, effective on June 3, 2025. The combined audit practices operate as Baker Tilly. In connection with the notification of the merger, Moss Adams resigned as the Company’s auditors and the Audit Committee approved the appointment of Baker Tilly, as the successor to Moss Adams, as the Company’s independent registered public accounting firm.

The audit reports of Moss Adams on the Company’s consolidated financial statements for the years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2024 and 2023, and the subsequent interim period through June 2, 2025, there were no (i) “disagreements,” within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Moss Adams’ satisfaction, would have caused Moss Adams to make reference to the subject matter of any such disagreements in its reports; or (ii) “reportable events” within the meaning of 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2024 and 2023, and the subsequent interim period through June 2, 2025, neither the Company nor anyone acting on its behalf consulted with Baker Tilly regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided by Baker Tilly to the Company that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FEES

The following table shows fees billed for audit and other services provided by the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2025 and 2024.

	Year Ended December 31,
	2025	2024
Audit Fees	$441,440	$334,425
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	1,934
Total:	$441,440	$336,359

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and other services normally provided in connection with regulatory filings. Audit fees include aggregate fees billed by Baker Tilly for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Quarterly Reports on Form 10-Q for the respective periods and other required filings with the SEC, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Baker Tilly or Moss Adams for consultations concerning financial accounting and reporting standards during the years ended December 31, 2025 or 2024.

Tax Fees. We did not pay Baker Tilly or Moss Adams for tax planning and tax advice for the years ended December 31, 2025 or 2024.

All Other Fees. We did not pay Baker Tilly any other fees during the year ended December 31, 2025. During the year ended December 31, 2024, we paid Baker Tilly fees related to subscriptions for an online checklist of disclosure requirements across different financial reporting frameworks.

Pre-Approval Policy

Our Audit Committee charter delegates sole authority to approve all audit engagement fees and terms to the Audit Committee. The Audit Committee, or a member of the Audit Committee, must pre-approve any non-audit service provided to the Company by the Company’s independent auditor or other registered public accounting firm. During the year ended December 31, 2025, the Audit Committee approved the audit engagement fees and terms for Moss Adams and pre-approved all non-audit fees.

Vote Required

The ratification of the appointment of Baker Tilly requires the affirmative vote of the majority of the votes cast by the stockholders present in person (virtually) or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will not affect this proposal, assuming that a quorum is present. Brokers have discretion to vote any uninstructed shares of common stock over the ratification of appointment of independent public registered accounting firms.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of BAKER TILLY as our independent registered public accounting firm for the year ending December 31, 2026.

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OTHER MATTERS

Submission of Stockholder Proposals for the 2027 Annual Meeting

For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to the stockholders at its 2027 annual meeting of stockholders (the “2026 Annual Meeting”), it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Company’s Bylaws. Such proposals must be received by the Company, c/o Corporate Secretary, at its mailing address at PO Box 3030, Winnemucca, NV 89446 no later than November 25, 2026. However, if the date of the 2027 Annual Meeting changes by more than 30 days from the date of the 2026 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials relating to the 2027 Annual Meeting.

In addition, our Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. To be timely, a stockholder’s nomination or proposal must be delivered to our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders. In the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, a stockholder’s notice will be timely, if it is received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of such annual meeting is first made by us. Our Bylaws contain additional provisions regarding the content requirements of any such permitted stockholder business and/or director nomination notices. The notice must include the information required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act, including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. If any change occurs with respect to such stockholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such stockholder must notify us promptly.

Accordingly, for our 2027 Annual Meeting, assuming the meeting is held on or about May 7, 2027, notice of a nomination or proposal must be delivered to us no later than February 6, 2027, and no earlier than January 7, 2027. Nominations and proposals also must satisfy other requirements set forth in our Bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact the Company at PO Box 3030, Winnemucca, NV 89446, Attn: Investor Relations Department, to inform the Company of his or her request; or

●	If a bank, broker, or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports, proxy statements, and other information with the SEC as required by the Exchange Act. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Hycroft Mining Holding Corporation, PO Box 3030, Winnemucca, NV 89446, Attn: Investor Relations Department.

By order of the Board of Directors,

Diane R. Garrett, Ph.D.
President, Chief Executive Officer, and Director

40

2026

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

HYCROFT MINING HOLDING CORPORATION

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 6, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit:
https://www.cstproxy.com/hycroftmining/2026

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE FIVE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2.

1. Election of Directors

	FOR	AGAINST	ABSTAIN
1. Diane R. Garrett	☐	☐	☐
2. Sean D. Goodman	☐	☐	☐
3. Michael J. Harrison	☐	☐	☐
4. David C. Naccarati	☐	☐	☐
5. Thomas S. Weng	☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above.)

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**________**2026.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2026

To view the 2026 Proxy Statement and 2025 Annual Report on Form 10-K and to attend the Annual Meeting, please go to: https://www.cstproxy.com/hycroftmining/2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

HYCROFT MINING HOLDING CORPORATION

The undersigned appoints Diane R. Garrett and Stanton K. Rideout, and each of them, as proxies, each with the power to appoint her or his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Class A common stock, par value $0.0001 per share, of Hycroft Mining Holding Corporation held of record by the undersigned at the close of business on March 13, 2026 at the Annual Meeting of Stockholders of Hycroft Mining Holding Corporation to be held on May 7, 2026, or at any adjournment(s) or postponements(s) thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2. IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HYCROFT MINING HOLDING CORPORATION.

(Continued and to be marked, dated and signed on the other side)

2026

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

HYCROFT MINING HOLDING CORPORATION
c/o Continental Proxy Services
1 State Street, New York NY 10004

Hycroft Mining Holding Corporation
P.O. Box 3030
Winnemucca, NV 89446

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on
Thursday, May 7, 2026

*Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Shareholder,

Proposals to be considered at the Annual Meeting:

The Board recommends a vote "FOR" all nominees under Proposal 1 and "FOR" Proposal 2.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote during the Meeting:
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit:
https://www.cstproxy.com/hycroftmining/2026

Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

To view the Proxy Materials and attend the Annual Meeting, please go to:
https://www.cstproxy.com/hycroftmining/2026

2026

Hycroft Mining Holding Corporation

P.O. Box 3030
Winnemucca, NV 89446

The following Proxy Materials are available to you to review at:
https://www.cstproxy.com/hycroftmining/2026

- Hycroft's Annual Report on Form 10-K for the year ended December 31, 2025
- Hycroft's 2026 Proxy Statement
- Proxy Card
- Any amendments to the foregoing materials that are required to be furnished to stockholders

Get Informed Before You Vote

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before April 23, 2026, to facilitate timely delivery. You may also request that you receive paper copies of all future proxy materials from Hycroft.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to https://www.cstproxy.com/hycroftmining/2026 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.